                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                      33-11419

Exact name of registrant as specified in charter:        Delaware Group Equity Funds V

Address of principal executive offices:                  2005 Market Street
                                                         Philadelphia, PA 19103

Name and address of agent for service:                   Richelle S. Maestro, Esq.
                                                         2005 Market Street
                                                         Philadelphia, PA 19103

Registrant's telephone number, including area code:      (800) 523-1918

Date of fiscal year end:                                 November 30

Date of reporting period:                                November 30, 2003

Item 1.  Reports to Stockholders

                                          Delaware
                                          Investments(SM)
                                          A member of Lincoln Financial Group(R)


















Annual Report 2003
--------------------------------------------------------------------------------
                          DELAWARE SMALL CAP VALUE FUND












[LOGO]
POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

----------------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                        1
----------------------------------------------------------------------
PERFORMANCE SUMMARY                                                3
----------------------------------------------------------------------
FINANCIAL STATEMENTS:
   Statement of Net Assets                                         4
   Statement of Operations                                         7
   Statements of Changes in Net Assets                             8
   Financial Highlights                                            9
   Notes to Financial Statements                                  14
----------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                    17
----------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                        18
----------------------------------------------------------------------























Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

                                                  Delaware Small Cap Value Fund
Portfolio                                         December 10, 2003
  MANAGEMENT REVIEW




Fund Manager
Christopher S. Beck
Senior Portfolio Manager

Q: Please discuss the Fund's performance in relation to the small-cap market during the fiscal year.
A: For the 12 months ended November 30, 2003, Delaware Small Cap Value Fund posted a +34.17% total return (Class A shares at net asset value with distributions reinvested) slightly underperforming the Russell 2000 Value Index, which returned +34.91% during the same fiscal year. The Fund outperformed the Lipper Small Cap Value Funds Average, which returned +33.25% during the same time period. We generally attribute the Fund's modest outperformance of its peer group to strong stock selection and highly disciplined portfolio monitoring.

Small-cap stocks rallied during the period, as investors became increasingly willing to accept greater risk. In our opinion, investor expectations for continued economic growth also generally led to inflated valuations for lower quality names. Often during the period, investors bought stocks of companies with no earnings potential, high earnings multiples, and highly leveraged balance sheets. In fact, lower-quality companies led the market after mid-March (Source: Bloomberg). Nonetheless, we continued to focus on companies with the ability to generate strong free cash flow, the potential to increase dividends, and a commitment to reducing debt -- attributes that remain a core part of our stock selection process.

Q: Can you describe your investment strategy during the past 12 months?
A: As the economy gained strength, we emphasized economically sensitive sectors of the market. A good example is the basic industry/capital goods sector, which has significant concentrations of metal, forest and paper, materials and mining, and specialty/chemicals companies. We also became increasingly optimistic about consumer-oriented stocks, particularly those that may benefit from increased capital spending and those favoring consumer services. While we were cautious about the technology sector -- selecting only those companies with strong earnings prospects -- we increased our position to a modest overweighting by the fiscal year end.

Q: Which holdings contributed positively to performance?
A: Bebe Stores, a women's clothing retailer, posted strong performance as a result of continued strength in consumer spending. We sold this company late in the fiscal year when the stock met our target price. Another strong retail holding was Ann Taylor Stores, which delivered attractive performance following a disappointing 2002. We purchased the stock in January based on its strong balance sheet and the company's history of successfully navigating fashion trends.

In basic industry/capital goods, Freeport McMoRan Copper & Gold, a leading producer of gold and copper, benefited from rising commodity prices, its issuance of a dividend, and a repurchase of company stock. As a result, Freeport McMoRan was able to generate attractive free cash flow -- a factor that contributed to strong performance. Another notable performer in this sector was Louisiana-Pacific. Rising lumber prices and strong sales of one of its primary products contributed to the company's improved profits.

The technology sector also made a positive contribution to performance. One of the top holdings was International Rectifier, a semiconductor firm that benefited from increased product demand. Finally, in healthcare we purchased the stock of Humana, one of the country's largest health management organizations. A positive environment for HMOs and the company's willingness to repurchase its stock fueled significant free cash flow.

Q: Which holdings detracted from performance?
A: Among the sector that we refer to as capital goods, we sold farm equipment manufacturer AGCO, based on a shift in its management strategy that emphasized new business acquisitions over debt reduction. We also trimmed our position in La-Z-Boy. Despite a strong housing market, demand for furniture has not met our expectations. Over the long term, however, we believe that the company is poised to benefit from strengthening that we still anticipate in the industry.

In the energy sector, our position in Grey Wolf, a land contract driller, delivered disappointing returns. A combination of high oil and natural gas prices, combined with the absence of increased spending among exploration companies, prevented Grey Wolf from raising prices as we had anticipated. Despite rising commodity prices, exploration companies kept a lid on increasing capital spending. We are confident about the company's long-term prospects and added to our position, taking advantage of attractive valuations as the stock's price came down.

Finally, DRS Technologies, a defense-related electronic business, detracted from performance. It was removed from the portfolio due to management's decision to pursue business acquisitions rather than repurchase company stock at attractive valuations.

Q: Please highlight a security that made a significant contribution to the portfolio.
A: Our ability to employ comprehensive security research prompted us to purchase Louisiana-Pacific, a leading manufacturer of building materials and the world's top producer of oriented strand board, an innovative wood-based product. Despite poor performance in recent years, we believed the firm offered a sound business strategy. In the spring of 2003, management announced a plan to sell its timberland business in order to pay down debt, a strategy that generated significant free cash flow. In our opinion, Louisiana-Pacific's future prospects are promising. We are optimistic that a dividend announcement and repurchase of company stock may occur in the coming months.

Delaware
  SMALL CAP VALUE FUND

Fund Basics                                                Fund Performance
As of November 30, 2003                                    Average Annual Total Returns
----------------------------------------------------       Through November 30, 2003        Lifetime  10 Years  Five Years  One Year
Fund Objective:                                            -------------------------------------------------------------------------
The Fund seeks capital appreciation.                       Class A (Est. 6/24/87)
----------------------------------------------------       Excluding Sales Charge            +13.22%   +11.40%    +10.85%    +34.17%
Total Fund Net Assets:                                     Including Sales Charge            +12.82%   +10.74%     +9.55%    +26.48%
$431.04 million                                            -------------------------------------------------------------------------
----------------------------------------------------       Class B (Est. 9/6/94)
Number of Holdings:                                        Excluding Sales Charge            +11.38%      --      +10.07%    +33.21%
128                                                        Including Sales Charge            +11.38%      --       +9.76%    +29.21%
----------------------------------------------------       -------------------------------------------------------------------------
Fund Start Date:                                           Class C (Est. 11/29/95)
June 24, 1987                                              Excluding Sales Charge            +11.59%      --      +10.08%    +32.22%
----------------------------------------------------       Including Sales Charge            +11.59%      --      +10.08%    +32.22%
Your Fund Manager:                                         -------------------------------------------------------------------------
Christopher S. Beck holds a bachelor's degree              Returns reflect the reinvestment of all distributions and any applicable
from the University of Delaware, an MBA from               sales charges as noted below. Returns and share values will fluctuate so
Lehigh University and is a CFA charterholder. Mr.          that shares, when redeemed, may be worth more or less than their original
Beck has been in the investment business for               cost. Performance for Class B and C shares, excluding sales charges,
22 years, starting with Wilmington Trust in 1981.          assumes either that contingent deferred sales charges did not apply or
Later, he became Director of Research at                   the investment was not redeemed. Past performance is not a guarantee of
Cypress Capital Management in Wilmington and               future results.
Chief Investment Officer of the University of
Delaware Endowment Fund. Prior to joining                  The Fund offers Class A, B, C, R, and Institutional Class shares. Class A
Delaware Investments in May 1997, he managed               shares are sold with a front-end sales charge of up to 5.75% and have an
the Small Cap Fund for two years at Pitcairn               annual distribution and service fee of 0.30%.
Trust Company.
----------------------------------------------------       Class B shares are sold with a contingent deferred sales charge that
Nasdaq Symbols:                                            declines from 4% to zero depending upon the period of time the shares are
Class A  DEVLX                                             held. Class B shares will automatically convert to Class A shares on a
Class B  DEVBX                                             quarterly basis approximately eight years after purchase. They are also
Class C  DEVCX                                             subject to an annual distribution and service fee of 1%.

                                                           Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

                                                           The cumulative total return for the lifetime period ended November 30,
                                                           2003 for Delaware Small Cap Value Fund's Class R shares was +21.35%.
                                                           Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of
                                                           0.60%.

                                                           The average annual total returns for the lifetime (since 6/24/87),
                                                           10-year, five-year, and one-year periods ended November 30, 2003 for
                                                           Delaware Small Cap Value Fund's Institutional Class shares were +13.45%,
                                                           +11.74%, +11.19% and +34.57%, respectively. The Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to
                                                           November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

                                                           The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                                           Nasdaq Institutional Class symbol: DEVIX

                                                           Nasdaq Class R symbol: DVLRX

Performance of a $10,000 Investment
November 30, 1993 through November 30, 2003

Delaware Small Cap Value Fund Performance of $10,000 Investment chart
---------------------------------------------------------------------


                              Delaware Small Cap
                             Value Fund-- Class         Russell 2000
                                   A Shares             Value Index
                 30-Nov-93         $ 9,425                $10,000
                 30-Nov-94         $ 9,163                $ 9,839
                 30-Nov-95         $11,032                $12,362
                 30-Nov-96         $13,136                $14,982
                 30-Nov-97         $17,915                $19,701
                 30-Nov-98         $16,576                $18,475
                 30-Nov-99         $16,160                $18,212
                 30-Nov-00         $17,296                $20,815
                 30-Nov-01         $20,351                $24,783
                 30-Nov-02         $20,677                $24,334
                 30-Nov-03         $27,748                $32,829


Chart assumes $10,000 invested on November 30, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Value Index is an unmanaged composite that measures the stocks of small, value-oriented companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                        Delaware Small Cap Value Fund
  OF NET ASSETS                                  November 30, 2003






                                                     Number of      Market
                                                       Shares       Value

Common Stock - 93.24%
Banking & Finance - 11.40%
 *Boston Private Financial Holding                    148,600    $ 3,853,198
  Colonial BancGroup                                  333,300      5,569,443
  Commercial Federal                                  128,300      3,464,100
  Compass Bancshares                                  168,800      6,601,768
  First Federal Capital                               129,600      3,036,528
 *First Republic Bank                                  86,800      3,233,300
  Gold Bancorp                                        225,400      2,975,280
 *Greater Bay Bancorp                                 174,700      4,542,200
  MAF Bancorp                                          92,400      4,057,284
 *Provident Bankshares                                111,400      3,237,284
 *Republic Bancorp                                    243,650      3,350,188
 *Riggs National                                      175,700      3,015,012
*+Sterling Financial                                   65,076      2,187,204
                                                                 -----------
                                                                  49,122,789
                                                                 -----------
Basic Industry/Capital Goods - 18.36%
  Arch Coal                                           129,600      3,433,104
*+Armor Holdings                                       70,400      1,707,200
  Crane                                               129,600      3,770,064
 +Crown Holdings                                      297,400      2,230,500
  Federal Signal                                       84,900      1,286,235
 *Florida Rock Industries                              76,700      4,410,250
 *Freeport McMoRan Copper & Gold - Class B             91,400      3,978,642
 *Gibraltar Steel                                     108,000      2,633,040
*+Golden Star Resources                               430,700      3,247,478
*+Griffon                                             316,260      6,173,395
  Harsco                                               88,400      3,505,944
*+Insituform Technologies - Class A                   137,300      2,066,365
 +Jacobs Engineering Group                             63,600      2,921,784
  Kaydon                                              150,900      3,684,978
 +Louisiana-Pacific                                   287,400      5,199,066
 +Meridian Gold                                       175,300      2,583,922
*+Mueller Industries                                   76,300      2,466,016
 +Pactiv                                              293,800      6,592,872
 *Smith (A.O.)                                         84,300      2,962,302
 +Terex                                               147,702      3,809,235
 +Tetra Tech                                          171,400      4,370,700
 *Texas Industries                                     74,800      2,184,908
  Universal Forest Products                            45,100      1,372,844
  Wausau-Mosinee Paper                                207,300      2,549,790
                                                                 -----------
                                                                  79,140,634
                                                                ------------
Business Services - 2.65%
 +Integrated Alarm Services                           151,000      1,147,600
 +Right Management Consultants                        141,800      2,533,966
  The Brinks Company                                  187,200      4,155,840
 +United Stationers                                    88,300      3,562,905
                                                                 -----------
                                                                  11,400,311
                                                                 -----------
Cable, Media & Publishing - 0.62%
  Belo (A.H.)                                          94,200      2,676,222
                                                                 -----------
                                                                   2,676,222
                                                                 -----------
Chemicals - 2.63%
 *Fuller (H.B)                                         97,000      2,586,990
 *MacDermid                                           148,100      4,857,680
  Polyone                                             320,500      1,906,975
  Spartech                                             90,900      1,999,800
                                                                 -----------
                                                                  11,351,445
                                                                 -----------

                                                     Number of      Market
                                                       Shares       Value

Common Stock (continued)
Consumer Durables - 3.24%
 *Furniture Brands International                      153,600    $ 4,039,680
  KB Home                                              88,500      6,095,880
 *La-Z-Boy                                            106,300      2,147,260
 +WCI Communities                                      82,800      1,670,904
                                                                 -----------
                                                                  13,953,724
                                                                 -----------
Consumer Non-Durables - 9.22%
 +Ann Taylor Stores                                   130,400      5,182,096
 +Barnes & Noble                                      116,700      3,872,106
 +Carter Holdings                                      11,400        309,852
 *Cato - Class A                                      134,400      2,806,272
*+Department 56                                        91,700      1,295,721
 *Goody's Family Clothing                             217,200      2,306,664
*+Movie Gallery                                       105,400      1,864,526
 *Oakley                                              186,100      2,437,910
  Phillips-Van Heusen                                 165,800      2,918,080
  Pier 1 Imports                                      149,800      3,819,900
  Reebok International                                 80,700      3,247,368
*+Shoe Carnival                                        84,900      1,534,992
*+Shopko Stores                                       152,800      2,544,120
*+Sports Authority                                     47,656      2,073,036
*+Whitehall Jewelers                                   78,900        837,129
  Wolverine World Wide                                130,000      2,702,700
                                                                 -----------
                                                                  39,752,472
                                                                 -----------
Consumer Products - 1.92%
  Bunge Limited                                       112,700      3,209,696
 +Constellation Brands                                147,200      5,079,872
                                                                 -----------
                                                                   8,289,568
                                                                 -----------
Consumer Services - 1.17%
 +CEC Entertainment                                   100,200      5,038,056
                                                                 -----------
                                                                   5,038,056
                                                                 -----------
Energy - 5.53%
  Chesapeake Energy                                   326,600      3,984,520
 +Comstock Resources                                  247,300      4,030,990
*+Grey Wolf                                           588,700      1,995,693
 +Magnum Hunter Resources                             361,300      3,248,087
 +Newfield Exploration                                106,400      4,351,760
  Southwest Gas                                       147,200      3,319,360
*+Whiting Petroleum                                   175,200      2,910,072
                                                                 -----------
                                                                  23,840,482
                                                                 -----------
Healthcare & Pharmaceuticals - 6.43%
 *Cooper Companies                                     42,000      1,917,300
 +Genesis Health Ventures                              92,200      2,896,002
 +Humana                                              204,300      4,562,019
*+IDEXX Laboratories                                   50,500      2,391,175
  Owens & Minor                                       163,600      3,469,956
 +Pharmaceutical Resources                             44,500      3,229,810
 +Protein Design Labs                                 224,400      3,110,184
*+Province Healthcare                                 211,100      3,236,163
 +Sola International                                  147,700      2,894,920
                                                                 -----------
                                                                  27,707,529
                                                                 -----------
Insurance - 4.08%
  AmerUs Group                                        120,700      4,339,165
  Berkley (W.R.)                                      141,600      4,835,640
 *Harleysville Group                                  115,000      2,254,000
  Platinum Underwriters Holdings                       65,300      1,970,101
  RenaissanceRe Holdings                               87,000      4,172,520
                                                                 -----------
                                                                  17,571,426
                                                                 -----------

Statement                                         Delaware Small Cap Value Fund
  OF NET ASSETS (CONTINUED)





                                                     Number of    Market
                                                      Shares      Value

Common Stock (continued)
REITs - 5.90%
  Camden Property Trust                               100,100  $  4,208,204
  Chelsea Property Group                               65,800     3,553,200
  Keystone Property Trust                             129,300     2,619,618
  Pan Pacific Retail Properties                       121,000     5,620,450
  Prentiss Properties Trust                           103,500     3,286,125
  Reckson Associates Realty                           120,500     2,892,000
  The St. Joe Company                                  93,000     3,236,400
                                                               ------------
                                                                 25,415,997
                                                               ------------
Retail - 1.01%
 +JO-ANN Stores                                        82,685     1,657,834
 +Take-Two Interactive Software                        81,700     2,704,270
                                                               ------------
                                                                  4,362,104
                                                               ------------
Technology - 13.43%
*+Actel                                               139,800     3,831,918
*+ASM International N.V.                              208,800     3,952,584
 +Bell Microproducts                                  204,200     1,758,162
 +Comverse Technology                                 294,000     5,653,620
 +Filenet                                             101,500     2,658,285
*+Herley Industries                                   140,000     2,704,800
 +Ingram Micro - Class A                              244,100     3,558,978
*+Insight Enterprises                                 207,800     3,885,860
 +International Rectifier                              96,500     5,270,830
 +Lawson Software                                     406,200     3,428,328
*+Overland Storage                                    150,500     2,958,830
*+Photronics                                           96,900     1,789,743
 +Plexus                                              198,800     3,528,700
 +Storage Technology                                  111,800     2,817,360
  Symbol Technologies                                 175,400     2,446,830
 +Tech Data                                            74,500     2,744,580
*+Veeco Instruments                                   166,700     4,917,650
                                                               ------------
                                                                 57,907,058
                                                               ------------
Transportation - 4.01%
  Alexander & Baldwin                                 175,200     5,511,792
 +Continental Airlines - Class B                      112,300     2,094,395
 +Kirby                                               104,600     3,138,000
*+Northwest Airlines - Class A                        129,200     1,706,732
 +SCS Transportation                                   59,800       994,474
 *Skywest                                              82,600     1,424,850
*+Yellow                                               79,000     2,415,030
                                                               ------------
                                                                 17,285,273
                                                               ------------
Utilities - 1.64%
 *Black Hills                                          50,200     1,619,452
*+El Paso Electric Company                            181,900     2,310,130
  PNM Resources                                       112,600     3,153,926
                                                               ------------
                                                                  7,083,508
                                                               ------------
Total Common Stock (cost $287,907,835)                          401,898,598
                                                               ------------

Exchange Traded Funds - 2.49%
  Ishares Russell 2000 Value Index Fund                68,600    10,729,040
                                                               ------------
Total Exchange Traded Funds
  (cost $9,845,840)                                              10,729,040
                                                               ------------

                                                       Number of      Market
                                                        Shares        Value

Warrants - 0.00%
 +Magnum Hunter Resources                                 49,500   $     19,305
                                                                   ------------
Total Warrants (cost $0)                                                 19,305
                                                                   ------------

                                                      Principal
                                                        Amount
Repurchase Agreements - 3.99%
With BNP Paribas 1.01% 12/1/03
  (dated 11/28/03, collateralized by
  $6,694,000 U.S. Treasury Notes
  6.750% due 5/15/05,
  market value $7,208,264)                            $7,065,000      7,065,000
With J. P. Morgan Securities 0.98%
  12/1/03 (dated 11/28/03,
  collateralized by $3,072,000
  U.S. Treasury Notes 2.250% due
  7/31/04, market value $3,118,639)                    3,057,000      3,057,000
With UBS Warburg 1.01% 12/1/03
  (dated 11/28/03, collateralized by
  $2,208,000 U.S. Treasury Notes 2.000%
  due 11/30/04, market value $2,242,613,
  $77,000 U.S. Treasury Notes 5.500%
  due 2/15/08, market value $86,185 and
  $4,415,000 U.S. Treasury Notes 5.625%
  due 5/15/08, market value $4,879,541)                7,064,000      7,064,000
                                                                   ------------
Total Repurchase Agreements (cost $17,186,000)                       17,186,000
                                                                   ------------
Total Market Value of Securities Before Securities
Lending Collateral - 99.72% (cost $314,939,675)                     429,832,943
                                                                   ------------

Securities Lending Collateral** - 15.25%
Short-Term Investments
  ABN AMRO Bank Chicago
    1.06% 6/07/04                                      2,496,637      2,496,506
  ABN AMRO Bank Tokyo 1.10% 1/13/04                      713,343        713,343
  Allied Irish Dublin 1.12% 1/20/04                    2,853,316      2,853,371
  Credit Suisse First Boston 1.60% 12/13/04            2,853,371      2,853,371
  Deutsche Bank Financial 1.071% 1/16/04               2,853,843      2,854,380
  FHLMC 1.12% 1/15/04                                  1,611,193      1,615,357
  FNMA 1.035% 1/29/04                                 17,834,257     17,833,349
  General Electric Capital 1.13% 10/04/04              1,070,947      1,072,772
  Goldman Sachs Group LP 1.193% 12/15/03               2,496,677      2,496,700
  HBOS Treasury Services PLC
   1.09% 12/12/03                                      2,853,347      2,853,371
  Keybank NA 1.146% 1/26/04                            1,426,920      1,427,399
  Marsh & McLennan 1.291% 6/15/04                      1,834,889      1,887,120
  Merrill Lynch Mortgage Capital
    1.163% 12/08/03                                    2,853,371      2,853,371
  Morgan Stanley Dean Witter
    1.10% 12/01/03                                    11,936,465     11,936,467
    1.22% 12/28/04                                       712,184        713,343
    1.30% 3/19/04                                      1,782,209      1,783,357
  Swiss Re Financial 1.103% 1/15/04                    1,780,827      1,778,398
  Wachovia Bank NA 1.127% 11/15/04                     2,853,428      2,855,911
  Wilmington Trust 1.11% 1/22/04                       2,853,313      2,853,371
                                                                   ------------
Total Securities Lending Collateral
(cost $65,731,257)                                                   65,731,257
                                                                   ------------

Statement                                         Delaware Small Cap Value Fund
  OF NET ASSETS (CONTINUED)






Total Market Value of Securities - 114.97%
  (cost $380,670,932)                                     $495,564,200++
Obligation to Return Securities Lending
  Collateral - (15.25%)**                                  (65,731,257)
Receivables and Other Assets
  Net of Liabilities - 0.28%                                 1,204,718
                                                         ----------------
Net Assets Applicable to 12,409,004
  Shares Outstanding - 100.00%                            $431,037,661
                                                          ------------

Net Asset Value - Delaware Small Cap Value Fund
  Class A ($240,322,302 / 6,823,893 Shares)                     $35.22
                                                                ------
Net Asset Value - Delaware Small Cap Value Fund
  Class B ($107,135,592 / 3,167,475 Shares)                     $33.82
                                                                ------
Net Asset Value - Delaware Small Cap Value Fund
  Class C ($48,452,567 / 1,433,055 Shares)                      $33.81
                                                                ------
Net Asset Value - Delaware Small Cap Value Fund
  Class R ($1,740,453 / 49,463 Shares)                          $35.19
                                                                ------
Net Asset Value - Delaware Small Cap Value Fund
  Institutional Class ($33,386,747 / 935,118 Shares)            $35.70
                                                                ------



Components of Net Assets at November 30, 2003:
Shares of beneficial interest
  (unlimited authorization-- no par)                      $286,950,005
Accumulated net realized gain on investments                29,194,388
Net unrealized appreciation of investments                 114,893,268
                                                          ------------
Total net assets                                          $431,037,661
                                                          ------------

 +Non-income producing security for the year ended November 30, 2003. ++Includes $64,815,360 of securities loaned.
 *Fully or partially on loan.
**See Note 7 in "Notes to Financial Statements."

Summary of Abbreviation:
REIT -- Real Estate Investment Trust

Net Asset Value and Offering Price per Share --
  Delaware Small Cap Value Fund
Net asset value Class A (A)                                     $35.22
Sales charge (5.75% of offering price, or 6.10%
  of amount invested per share) (B)                               2.15
                                                                ------
Offering price                                                  $37.37
                                                                ------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                          Delaware Small Cap Value Fund
  OF OPERATIONS                                    Year Ended November 30, 2003



Investment Income:
  Dividends                                                    $3,742,601
  Interest                                                        166,685
  Securities lending income                                        74,681           $  3,983,967
                                                               ----------           ------------

Expenses:
  Management fees                                               2,587,068
  Distribution expenses -- Class A                                582,304
  Distribution expenses -- Class B                                888,407
  Distribution expenses -- Class C                                372,275
  Distribution expenses -- Class R                                  1,442
  Dividend disbursing and transfer agent fees and expenses      1,493,022
  Accounting and administration expenses                          147,974
  Reports and statements to shareholders                          142,000
  Registration fees                                                66,476
  Professional fees                                                61,203
  Trustees' fees                                                   13,616
  Custodian fees                                                    9,914
  Other                                                            86,001              6,451,702
                                                               ----------
  Less expenses paid indirectly                                                           (8,728)
                                                                                    ------------
  Total expenses                                                                       6,442,974
                                                                                    ------------
Net Investment Loss                                                                   (2,459,007)
                                                                                    ------------

Net Realized and Unrealized Gain on Investments:
  Net realized gain on investments                                                    31,761,494
  Net change in unrealized appreciation/depreciation of investments                   76,784,485
                                                                                    ------------
Net Realized and Unrealized Gain on Investments                                      108,545,979
                                                                                    ------------

Net Increase in Net Assets Resulting from Operations                                $106,086,972
                                                                                    ============


See accompanying notes

Statements                                                                                   Delaware Small Cap Value Fund
  OF CHANGES IN NET ASSETS




                                                                                                    Year Ended
                                                                                            11/30/03           11/30/02

Increase (Decrease) in Net Assets from Operations:
  Net investment loss                                                                     $ (2,459,007)      $  (1,575,259)
  Net realized gain on investments                                                          31,761,494          10,377,973
  Net change in unrealized appreciation/depreciation of investments                         76,784,485          (8,631,264)
                                                                                          ------------       -------------
  Net increase in net assets resulting from operations                                     106,086,972             171,450
                                                                                          ------------       -------------

Dividends and Distributions to Shareholders:
  From net realized gain on investments:
    Class A                                                                                 (5,630,292)        (17,247,310)
    Class B                                                                                 (2,772,312)         (8,097,635)
    Class C                                                                                 (1,095,652)         (3,057,305)
    Institutional Class                                                                       (599,160)         (1,580,182)
                                                                                          ------------       -------------
                                                                                           (10,097,416)        (29,982,432)
                                                                                          ------------       -------------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                                                 38,257,242          70,648,350
    Class B                                                                                 14,676,802          32,584,526
    Class C                                                                                 11,886,179          13,692,546
    Class R                                                                                  1,704,178                  --
    Institutional Class                                                                      9,664,752           9,590,718

Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                                  5,300,403          16,160,406
    Class B                                                                                  2,552,249           7,394,694
    Class C                                                                                  1,028,672           2,807,911
    Institutional Class                                                                        599,160           1,580,182
                                                                                          ------------       -------------
                                                                                            85,669,637         154,459,333
                                                                                          ------------       -------------
Cost of shares repurchased:
    Class A                                                                                (38,593,243)        (73,037,419)
    Class B                                                                                (20,265,650)        (27,817,580)
    Class C                                                                                 (8,899,510)        (10,835,304)
    Class R                                                                                    (94,701)                 --
    Institutional Class                                                                     (3,704,109)         (8,642,412)
                                                                                          ------------       -------------
                                                                                           (71,557,213)       (120,332,715)
                                                                                          ------------       -------------
Increase in net assets derived from capital share transactions                              14,112,424          34,126,618
                                                                                          ------------       -------------
Net Increase in Net Assets                                                                 110,101,980           4,315,636

Net Assets:
    Beginning of year                                                                      320,935,681         316,620,045
                                                                                          ------------       -------------
    End of year                                                                           $431,037,661       $ 320,935,681
                                                                                          ============       =============


See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Delaware Small Cap Value Fund Class A
                                                                                     Year Ended
                                                              11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $ 27.120    $ 29.350     $ 25.980    $ 24.680     $ 25.480

Income (loss) from investment operations:
Net investment income (loss)(1)                                 (0.136)     (0.060)       0.059       0.091        0.098
Net realized and unrealized gain (loss) on investments           9.079       0.574        4.429       1.594       (0.735)
                                                              --------    --------     --------    --------     --------
Total from investment operations                                 8.943       0.514        4.488       1.685       (0.637)
                                                              --------    --------     --------    --------     --------

Less dividends and distributions:
From net investment income                                          --          --       (0.026)     (0.080)      (0.163)
In excess of net investment income                                  --          --       (0.045)         --           --
From net realized gain on investments                           (0.843)     (2.744)      (1.047)     (0.305)          --
                                                              --------    --------     --------    --------     --------
Total dividends and distributions                               (0.843)     (2.744)      (1.118)     (0.385)      (0.163)
                                                              --------    --------     --------    --------     --------

Net asset value, end of period                                $ 35.220    $ 27.120     $ 29.350    $ 25.980     $ 24.680
                                                              ========    ========     ========    ========     ========

Total return(2)                                                 34.17%       1.60%       17.66%       7.04%       (2.51%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $240,322    $180,696     $182,925    $151,044     $209,886
Ratio of expenses to average net assets                          1.63%       1.63%        1.58%       1.68%        1.60%
Ratio of net investment income (loss) to average net assets     (0.47%)     (0.21%)       0.21%       0.37%        0.38%
Portfolio turnover                                                 42%         47%          72%         56%          37%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        Delaware Small Cap Value Fund Class B
                                                                                      Year Ended
                                                              11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $26.260     $ 28.680     $ 25.520    $ 24.340     $ 25.140

Income (loss) from investment operations:
Net investment loss(1)                                          (0.327)     (0.252)      (0.138)     (0.079)      (0.081)
Net realized and unrealized gain (loss) on investments           8.730       0.576        4.345       1.564       (0.719)
                                                              --------    --------     --------    --------     --------
Total from investment operations                                 8.403       0.324        4.207       1.485       (0.800)
                                                              --------    --------     --------    --------     --------

Less dividends and distributions:
From net realized gain on investments                           (0.843)     (2.744)      (1.047)     (0.305)          --
                                                              --------    --------     --------    --------     --------
Total dividends and distributions                               (0.843)     (2.744)      (1.047)     (0.305)          --
                                                              --------    --------     --------    --------     --------

Net asset value, end of period                                $ 33.820    $ 26.260     $ 28.680    $ 25.520     $ 24.340
                                                              ========    ========     ========    ========     ========

Total return(2)                                                33.21%        0.91%       16.83%       6.27%       (3.18%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $107,136    $ 86,641     $ 83,648    $ 58,156     $ 76,894
Ratio of expenses to average net assets                         2.33%        2.33%        2.28%       2.38%        2.30%
Ratio of net investment loss to average net assets             (1.17%)      (0.91%)      (0.49%)     (0.33%)      (0.32%)
Portfolio turnover                                             42%             47%          72%         56%          37%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Small Cap Value Fund Class C
                                                                                      Year Ended
                                                              11/30/03    11/30/02     11/30/01    11/30/00     11/30/99
Net asset value, beginning of period                          $ 26.250    $ 28.670     $ 25.510    $ 24.320     $ 25.120

Income (loss) from investment operations:
Net investment loss(1)                                          (0.326)     (0.251)      (0.135)     (0.079)      (0.081)
Net realized and unrealized gain (loss) on investments           8.729       0.575        4.342       1.574       (0.719)
                                                              --------    --------     --------    --------     --------
Total from investment operations                                 8.403       0.324        4.207       1.495       (0.800)
                                                              --------    --------     --------    --------     --------

Less dividends and distributions:
From net realized gain on investments                           (0.843)     (2.744)      (1.047)     (0.305)          --
                                                              --------    --------     --------    --------     --------
Total dividends and distributions                               (0.843)     (2.744)      (1.047)     (0.305)          --
                                                              --------    --------     --------    --------     --------

Net asset value, end of period                                $ 33.810    $ 26.250     $ 28.670    $ 25.510     $ 24.320
                                                              ========    ========     ========    ========     ========

Total return(2)                                                 33.22%       0.91%       16.88%       6.27%       (3.19%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $ 48,453    $ 34,140     $ 31,823    $ 20,822      $25,818
Ratio of expenses to average net assets                          2.33%       2.33%        2.28%       2.38%        2.30%
Ratio of net investment loss to average net assets              (1.17%)     (0.91%)      (0.49%)     (0.33%)      (0.32%)
Portfolio turnover                                                 42%         47%          72%         56%          37%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                          Delaware Small Cap Value Fund Class R

                                                            6/2/03(1) to
                                                              11/30/03

Net asset value, beginning of period                           $29.000

Income (loss) from investment operations:
Net investment loss(2)                                          (0.160)
Net realized and unrealized gain on investments                  6.350
                                                             ---------
Total from investment operations                                 6.190
                                                             ---------


Net asset value, end of period                                 $35.190
                                                             ---------

Total return(3)                                                 21.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $1,740
Ratio of expenses to average net assets                          1.97%
Ratio of net investment loss to average net assets              (0.97%)
Portfolio turnover                                                 42%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                 Delaware Small Cap Value Fund Institutional Class
                                                                                      Year Ended
                                                              11/30/03    11/30/02     11/30/01    11/30/00     11/30/99


Net asset value, beginning of period                           $27.400     $29.540      $26.130     $24.830      $25.640

Income (loss) from investment operations:
Net investment income (loss)(1)                                 (0.050)      0.026        0.144       0.165        0.174
Net realized and unrealized gain (loss) on investments           9.193       0.578        4.458       1.600       (0.741)
                                                              --------    --------     --------    --------     --------
Total from investment operations                                 9.143       0.604        4.602       1.765       (0.567)
                                                              --------    --------     --------    --------     --------

Less dividends and distributions:
From net investment income                                          --          --       (0.100)     (0.160)      (0.243)
In excess of net investment income                                  --          --       (0.045)         --           --
From net realized gain on investments                           (0.843)     (2.744)      (1.047)     (0.305)          --
                                                              --------    --------     --------    --------     --------
Total dividends and distributions                               (0.843)     (2.744)      (1.192)     (0.465)      (0.243)
                                                              --------    --------     --------    --------     --------

Net asset value, end of period                                 $35.700     $27.400      $29.540     $26.130      $24.830
                                                              --------    --------     --------    --------     --------

Total return(2)                                                 34.57%       1.88%       18.09%       7.35%       (2.23%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $33,387     $19,459      $18,224     $10,992      $10,936
Ratio of expenses to average net assets                          1.33%       1.33%        1.28%       1.38%        1.30%
Ratio of net investment income (loss) to average net assets     (0.17%)      0.09%        0.51%       0.67%        0.68%
Portfolio turnover                                                 42%         47%          72%         56%          37%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

Notes                                              Delaware Small Cap Value Fund
  TO FINANCIAL STATEMENTS                          November 30, 2003

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Small-Cap Contrarian Fund, Delaware Small Cap Value Fund, and Delaware Dividend Income Fund (formerly Delaware Retirement Income Fund). These financial statements and the related notes pertain to Delaware Small Cap Value Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. The amount of these expenses was approximately $8,279 for the year ended November 30, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2003 were approximately $449. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses.

At November 30, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                  $69,507
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC             64,577
Other expenses payable to DMC and affiliates              126,126

For the year ended November 30, 2003, DDLP earned $51,217 for commissions on sales of the Fund's Class A shares. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)              Delaware Small Cap Value Fund

3. Investments
For the year ended November 30, 2003, the Fund made purchases of $138,681,042 and sales of $141,212,848 of investment securities other than short-term investments.

At November 30, 2003, the cost of investments for federal income tax purposes was $314,961,039. At November 30, 2003, the net unrealized appreciation was $114,871,904, of which $119,775,346 related to unrealized appreciation of investments and $4,903,442 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2003 and 2002, was as follows:
                                                         Year Ended
                                                 11/30/03        11/30/02
                                               -----------     -----------
Long-term capital gain                         $10,097,416     $29,982,432

As of November 30, 2003, the components of net assets on a tax basis were as follows:

    Shares of beneficial interest                             $286,950,005
    Undistributed ordinary income                                2,171,889
    Undistributed net realized capital gain
       on investments                                           27,043,863
    Net unrealized appreciation of investments                 114,871,904
                                                              ------------
    Net assets                                                $431,037,661
                                                              ------------
5. Capital Shares
Transactions in capital shares were as follows:
                                                         Year Ended
                                                 11/30/03        11/30/02
                                               -----------     -----------
Shares sold:
    Class A                                      1,317,213       2,374,998
    Class B                                        516,373       1,133,854
    Class C                                        421,216         482,202
    Class R                                         52,297              --
    Institutional Class                            327,466         329,019

Shares issued upon reinvestment of
    dividends and distributions:
    Class A                                        208,595         585,947
    Class B                                        103,918         275,100
    Class C                                         41,901         104,496
    Institutional Class                             23,322          56,861
                                               -----------     -----------
                                                 3,012,301       5,342,477
                                               -----------     -----------
Shares repurchased:
    Class A                                     (1,365,058)     (2,530,736)
    Class B                                       (752,492)     (1,025,600)
    Class C                                       (330,789)       (395,887)
    Class R                                         (2,834)             --
    Institutional Class                           (125,861)       (292,537)
                                               -----------     -----------
                                                (2,577,034)     (4,244,760)
                                               -----------     -----------
    Net increase                                   435,267       1,097,717
                                               ===========     ===========

For the years ended November 30, 2003 and 2002, 76,322 Class B shares were converted to 73,585 Class A shares valued at $2,135,097 and 4,059 Class B shares were converted to 3,937 Class A shares valued at $105,307, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the previous table and the Statements of Changes in Net Assets.

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2003, or at any time during the year.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2003, the market value of securities on loan was $64,815,360, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption "Securities Lending Collateral."

8. Credit and Market Risks
The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of small-sized companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)              Delaware Small Cap Value Fund


9. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2003, the Fund designates distributions paid during the year as follows:


      (A)                    (B)
   Long-Term              Ordinary
 Capital Gains             Income               Total             (C)
 Distributions          Distributions       Distributions     Qualifying
  (Tax Basis)            (Tax Basis)         (Tax Basis)     Dividends(1)
 -------------          -------------       -------------    ------------
     100%                    --                  100%             --

(A) and (B) are based on a percentage of the Fund's total distributions.

(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Small Cap
Value Fund

We have audited the accompanying statement of net assets of Delaware Small Cap Value Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Small Cap Value Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernst + Young LLP
----------------------

Philadelphia, Pennsylvania
January 2, 2004

Delaware Investments Family of Funds

  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.


                                                                                                  Number of               Other
                                                                             Principal        Portfolios in Fund      Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since        at different times at
                                                   May 15, 2003       Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938


                                                                                                 Number of               Other
                                                                             Principal       Portfolios in Fund      Directorships
   Name,                      Position(s)                                   Occupation(s)     Complex Overseen         Held by
  Address                      Held with          Length of Time               During        by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years         or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101         Director - Andy
 2005 Market Street                                                     National Gallery of Art                    Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                            Director -
                                                                                                                     Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
    December 19, 1949                            August 21, 2003

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         101            None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                         Contact Information

Jude T. Driscoll                                Joseph H. Hastings                          Investment Manager
Chairman                                        Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds            Chief Financial Officer                     Philadelphia, PA
Philadelphia, PA                                Delaware Investments Family of Funds
                                                Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                            Delaware International Advisers Ltd.
Board Chairman                                  Richelle S. Maestro                         London, England
Citadel Construction Corporation                Senior Vice President,
King of Prussia, PA                             Chief Legal Officer and Secretary           National Distributor
                                                Delaware Investments Family of Funds        Delaware Distributors, L.P.
John H. Durham                                  Philadelphia, PA                            Philadelphia, PA
Private Investor
Gwynedd Valley, PA                              Michael P. Bishof                           Shareholder Servicing, Dividend
                                                Senior Vice President and Treasurer         Disbursing and Transfer Agent
John A. Fry                                     Delaware Investments Family of Funds        Delaware Service Company, Inc.
President                                       Philadelphia, PA                            2005 Market Street
Franklin & Marshall College                                                                 Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                            For Shareholders
Anthony D. Knerr                                                                            800 523-1918
Managing Director
Anthony Knerr & Associates                                                                  For Securities Dealers and Financial
New York, NY                                                                                Institutions Representatives Only
                                                                                            800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                       Web site
National Gallery of Art                                                                     www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN


                                                --------------------------------------------------------------------------------
                                                A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at
                                                http://www.delawareinvestments.com; and (iii) on the Commission's website at
                                                http://www.sec.gov.; and beginning no later than August 31, 2004, information
                                                (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
                                                (i) through the Fund's website at http://www.delawareinvestments.com; and (ii)
                                                on the Commission's website at http://www.sec.gov.
                                                --------------------------------------------------------------------------------

(8461)                                                       Printed in the USA
AR-021 [11/03] IVES 1/04                                        J9517 EXP: 1/05

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)
2003 Annual Shareholder Report
------------------------------
- Delaware Small Cap Contrarian Fund

Dear Shareholder

December 10, 2003

Portfolio Management Review
---------------------------

Delaware Small Cap Contrarian Fund

Q: Please discuss the Fund's performance in relation to the small-cap market during the fiscal year.
A: For the 12 months ended November 30, 2003, Delaware Small Cap Contrarian Fund posted a +35.19% total return (Class A shares at net asset value with distributions reinvested) slightly underperforming its benchmark, the Russell 2000 Index, which rose +36.29% during the same period. The Fund outperformed the Lipper Small-Cap Value Funds Average, which returned +33.25% during the same time period. As an additional note, the Russell 2000 Value Index appreciated +34.91%. We generally attribute the Fund's modest outperformance of its peer group to strong stock selection and highly disciplined portfolio monitoring.

Small-cap stocks rallied during the period, as investors became increasingly willing to accept greater risk. In our opinion, investor expectations for continued economic growth also generally led to inflated valuations for lower quality names. Often during the period, investors bought stocks of companies with no earnings potential, high earnings multiples, and highly leveraged balance sheets. In fact, lower-quality companies led the market after mid-March (Source: Bloomberg). Nonetheless, we continued to focus on companies with the ability to generate strong free cash flow, the potential to increase dividends, and a commitment to reducing debt - attributes that remain a core part of our stock selection process.

Q: Can you describe your investment strategy during the past 12 months?
A: As the economy gained strength, we emphasized economically sensitive sectors of the market. A good example is the basic industry/capital goods sector, which has significant concentrations of metal, forest and paper, materials and mining, and specialty/chemicals companies. We also became increasingly optimistic about consumer-oriented stocks, particularly those that may benefit from increased capital spending and those favoring consumer services. While we were cautious about the technology sector - selecting only those companies that we believe possess strong earnings prospects - we increased our position to a modest overweighting by the fiscal year end.

Q: Which holdings contributed positively to performance?
A: Bebe Stores, a women's clothing retailer, posted strong performance as a result of continued strength in consumer spending. We sold this company late in the fiscal year when the stock met our target price. Another strong retail holding was Ann Taylor Stores, which delivered attractive performance following a disappointing 2002. We purchased the stock in January based on its strong balance sheet and the company's history of successfully navigating fashion trends.

In basic industry/capital goods, Freeport-McMoRan Copper & Gold, a leading producer of gold and copper, benefited from rising commodity prices, its issuance of a dividend, and a repurchase of company stock. As a result, Freeport-McMoRan was able to generate attractive free cash flow - a factor that contributed to strong performance. Another notable performer in this sector was Louisiana-Pacific. Rising lumber prices and strong sales of one of its primary products contributed to the company's improved profits.

The technology sector also made a positive contribution to performance. One of the top holdings was International Rectifier, a semiconductor firm that benefited from increased product demand. Finally, in healthcare we purchased the stock of Humana, one of the country's largest health management organizations. A positive environment for HMOs and the company's willingness to repurchase its stock fueled significant free cash flow.

Q: Please highlight a security that made a significant contribution to the portfolio.
A: Our ability to employ comprehensive security research prompted us to purchase Louisiana-Pacific, a leading manufacturer of building materials and the world's top producer of oriented strand board, an innovative wood-based product. Despite poor performance in recent years, we believed the firm offered a sound business strategy. In the spring of 2003, management announced a plan to sell its timberland business in order to pay down debt, a strategy that generated significant free cash flow. In our opinion, Louisiana-Pacific's future prospects are promising. We are optimistic that a dividend announcement and repurchase of company stock may occur in the coming months.

Q: Which holdings detracted from performance?
A: Among the sector that we refer to as capital goods, we sold farm equipment manufacturer AGCO, based on a shift in its management strategy that emphasized new business acquisitions over debt reduction. We also trimmed our position in La-Z-Boy. Despite a strong housing market, demand for furniture had not met our expectations. Over the long term, however, we believe that the company is poised to benefit from strengthening that we still anticipate in the industry.

In the energy sector, our position in Grey Wolf, a land contract driller, delivered disappointing returns. A combination of high oil and natural gas prices, combined with the absence of increased spending among exploration companies, prevented Grey Wolf from raising prices as we had anticipated. Despite rising commodity prices, exploration companies kept a lid on increasing capital spending. We are confident about the company's long-term prospects and added to our position, taking advantage of attractive valuations as the stock's price came down.

Finally, DRS Technologies, a defense-related electronic business, detracted from performance. It was removed from the portfolio due to management's decision to pursue business acquisitions rather than repurchase company stock at attractive valuations.

Delaware Small Cap Contrarian Fund

Fund Objective:
The Fund seeks long-term capital appreciation.

Total Fund Net Assets:
As of November 30, 2003
$3.96 million

Number of Holdings:
As of November 30, 2003
126

Your Fund Manager:
Christopher S. Beck holds a bachelor's degree from the University of Delaware, an MBA from Lehigh University and is a CFA charterholder. Mr. Beck has been in the investment business for 22 years, starting with Wilmington Trust in 1981. Later, he became Director of Research at Cypress Capital Management in Wilmington and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware in May 1997, he managed the Small Cap Fund for two years at Pitcairn Trust Company.
Performance Summary+

Average Annual Total Returns
Through November 30, 2003
                                                Lifetime        One Year
Delaware Small Cap Contrarian Fund
Class A (Est. 12/29/98)
    Excluding Sales Charge                       +14.82%         +35.19%
    Including Sales Charge                       +13.44%         +27.39%

Institutional Class (Est. 12/29/98)              +14.82%         +35.19%

Lipper Small-Cap Value
    Funds Average (235 Funds)                    +12.79%*        +33.25%
Russell 2000 Index                                +6.82%*        +36.29%


The results shown above assume reinvestment of all distributions. Class A returns, including sales charges, reflect a maximum up-front sales charge of 5.75%. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. Class B, C, and R shares were not offered during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The Lipper categories represent the average return of specific mutual funds tracked by Lipper (Source: Lipper Inc.). The Russell 2000 Index is an unmanaged composite that tracks the stocks of 2,000 U.S. companies with small market capitalizations. You cannot invest directly in an index. Past performance is not a guarantee of future results.

An expense limitation was in effect for all classes of Delaware Small Cap Contrarian Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

This report is for the information of Delaware Small Cap Contrarian Fund shareholders. The current prospectus for the Fund sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Fund's current Statement of Additional Information.

+Please see the following page for the line graph on the Fund's performance since inception.
*Assumes start date of December 31, 1998.

Delaware Small Cap Contrarian Fund

Performance of a $10,000 Investment
December 29, 1998 (Fund's inception) to November 30, 2003

                      Delaware Small Cap
                       Contrarian Fund -
                       Class A Shares        Russell 2000 Index
   12/29/98               $ 9,425                  $10,000
   11/30/99               $ 9,902                  $10,893
   11/30/00               $10,948                  $10,829
   11/30/01               $13,621                  $11,351
   11/30/02               $13,768                  $10,147
   11/30/03               $18,608                  $13,829

Chart assumes $10,000 invested on December 29, 1998 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the Russell 2000 Index at that month's end, December 31, 1998. After December 31, 1998, returns plotted on the chart were as of the last day of each month shown. The Russell 2000 Index is an unmanaged composite that tracks the stocks of 2,000 U.S. companies with small market capitalizations. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. An expense limitation was in effect for all classes of the Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. The chart does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement of Net Assets


DELAWARE SMALL CAP CONTRARIAN FUND

November 30, 2003
                                                   Number of             Market
                                                     Shares               Value
Common Stock - 94.73%
 Banking & Finance - 11.52%
 Boston Private Financial Holding                     1,400              $36,302
 Colonial BancGroup                                   3,200               53,472
 Commercial Federal                                   1,300               35,100
 Compass Bancshares                                   1,500               58,665
 First Federal Capital                                1,200               28,116
 First Republic Bank                                    800               29,800
 Gold Banc Corp                                       2,100               27,720
 Greater Bay Bancorp                                  1,600               41,600
 MAF Bancorp                                            900               39,519
 Provident Bankshares                                 1,000               29,060
 Republic Bancorp                                     2,200               30,250
 Riggs National                                       1,600               27,456
+Sterling Financial                                     583               19,595
                                                                        --------
                                                                         456,655
                                                                        --------
Basic Industry/Capital Goods - 18.89%
+Armor Holdings                                         600               14,550
 Crane                                                1,200               34,908
+Crown Holdings                                       2,700               20,250
 Federal Signal                                         800               12,120
 Florida Rock Industries                                800               46,000
 Freeport-McMoRan Copper & Gold-Class B                 800               34,824
 Gibraltar Steel                                      1,000               24,380
+Golden Star Resources                                4,000               30,160
+Griffon                                              3,000               58,560
 Harsco                                                 800               31,728
+Insituform Technologies-Class A                      1,300               19,565
+Jacobs Engineering Group                               600               27,564
 Kaydon                                               1,400               34,188
+Louisiana-Pacific                                    2,700               48,843
+Meridian Gold                                        1,600               23,584
+Mueller Industries                                     700               22,624
+Pactiv                                               2,800               62,831
 Smith (A.O.)                                           900               31,626
+Terex                                                1,300               33,527
+Tetra Tech                                           1,600               40,800
 Texas Industries                                       700               20,447
 The Brinks Company                                   1,800               39,960
 Universal Forest Products                              400               12,176
 Wausau-Mosinee Paper                                 1,900               23,370
                                                                        --------
                                                                         748,585
                                                                        --------
Business Services - 1.67%
+Intergrated Alarm Services                           1,400               10,640
+Right Management Consultants                         1,300               23,231
+United Stationers                                      800               32,280
                                                                        --------
                                                                          66,151
                                                                        --------
Cable, Media & Publishing - 0.65%
 Belo-Class A                                           900               25,569
                                                                        --------
                                                                          25,569
                                                                        --------
Chemicals - 3.01%
 Fuller (H.B)                                         1,000               26,670
 MacDermid                                            1,400               45,920
 PolyOne                                              3,000               17,850
 Spartech                                             1,300               28,600
                                                                        --------
                                                                         119,040
                                                                        --------

                                                    Number of            Market
                                                      Shares              Value
Common Stock (Continued)
Consumer Durables - 3.24%
 Furniture Brands International                       1,400              $36,820
 KB Home                                                800               55,104
 La-Z-Boy                                             1,000               20,200
+WCI Communities                                        800               16,144
                                                                        --------
                                                                         128,268
                                                                        --------
Consumer Non-Durables - 9.93%
+AnnTaylor Stores                                     1,300               51,662
+Barnes & Noble                                       1,100               36,498
 Cato-Class A                                         1,200               25,056
+Department 56                                          800               11,304
 Goody's Family Clothing                              2,000               21,240
+Jo-Ann Stores                                        1,035               20,752
+Movie Gallery                                        1,000               17,690
 Oakley                                               1,700               22,270
 Phillips-Van Heusen                                  1,500               26,400
 Pier 1 Imports                                       1,400               35,700
 Reebok International                                   800               32,192
+Shoe Carnival                                          800               14,464
+ShopKo Stores                                        1,400               23,310
+Sports Authority                                       444               19,314
+Whitehall Jewellers                                    800                8,488
 Wolverine World Wide                                 1,300               27,027
                                                                        --------
                                                                         393,367
                                                                        --------
Consumer Products - 1.94%
 Bunge Limited                                        1,000               28,480
+Constellation Brands                                 1,400               48,314
                                                                        --------
                                                                          76,794
                                                                        --------
Consumer Services - 1.14%
+CEC Entertainment                                      900               45,252
                                                                        --------
                                                                          45,252
                                                                        --------
Energy - 5.62%
 Arch Coal                                            1,200               31,788
 Chesapeake Energy                                    3,100               37,820
+Comstock Resources                                   2,300               37,490
+Grey Wolf                                            5,400               18,306
+Magnum Hunter Resources                              3,300               29,667
+Newfield Exploration                                 1,000               40,900
+Whiting Petroleum                                    1,600               26,576
                                                                        --------
                                                                         222,547
                                                                        --------
Healthcare & Pharmaceuticals - 6.46%
 Cooper Companies                                       400               18,260
+Humana                                               1,900               42,427
+IDEXX Laboratories                                     500               23,675
+NeighborCare                                           800               25,128
 Owens & Minor                                        1,500               31,815
+Pharmaceutical Resources                               400               29,032
+Protein Design Labs                                  2,100               29,106
+Province Healthcare                                  1,900               29,127
+Sola International                                   1,400               27,440
                                                                        --------
                                                                         256,010
                                                                        --------
Insurance - 4.13%
 AmerUs Group                                         1,100               39,545
 Berkley (W.R.)                                       1,350               46,103
 Harleysville Group                                   1,100               21,560
 Platinum Underwriters Holdings                         600               18,102
 RenaissanceRe Holdings                                 800               38,368
                                                                        --------
                                                                         163,678
                                                                        --------

                                                     Number of           Market
                                                        Shares            Value
Common Stock (Continued)
REITs - 5.86%
 Camden Property Trust                                     900           $37,836
 Chelsea Property Group                                    600            32,400
 Keystone Property Trust                                 1,200            24,312
 Pan Pacific Retail Properties                           1,100            51,095
 Prentiss Properties Trust                                 900            28,575
 Reckson Associates Realty                               1,100            26,400
 The St. Joe Company                                       900            31,320
                                                                       ---------
                                                                         231,938
                                                                       ---------
Retail - 0.67%
+Take-Two Interactive Software                             800            26,480
                                                                       ---------
                                                                          26,480
                                                                       ---------
Technology - 13.53%
+Actel                                                   1,300            35,633
+ASM International N.V                                   1,900            35,967
+Bell Microproducts                                      1,900            16,359
+Comverse Technology                                     2,700            51,920
+Filenet                                                   900            23,571
+Herley Industries                                       1,300            25,116
+Ingram Micro-Class A                                    2,300            33,534
+Insight Enterprises                                     1,900            35,530
+International Rectifier                                   900            49,158
+Lawson Software                                         3,800            32,072
+Overland Storage                                        1,400            27,524
+Photronics                                              1,100            20,317
+Plexus                                                  1,800            31,950
+Storage Technology                                      1,000            25,200
 Symbol Technologies                                     1,600            22,320
+Tech Data                                                 700            25,788
+Veeco Instruments                                       1,500            44,250
                                                                       ---------
                                                                         536,209
                                                                       ---------
Transportation - 4.07%
 Alexander & Baldwin                                     1,600            50,336
+Continental Airlines-Class B                            1,100            20,515
+Kirby                                                   1,000            30,000
+Northwest Airlines-Class A                              1,200            15,852
+SCS Transportation                                        550             9,147
 Skywest                                                   800            13,800
+Yellow                                                    700            21,399
                                                                       ---------
                                                                         161,049
                                                                       ---------
Utilities - 2.40%
 Black Hills                                               500            16,130
+El Paso Electric                                        1,700            21,590
 PNM Resources                                           1,000            28,010
 Southwest Gas                                           1,300            29,315
                                                                          95,045
                                                                       ---------
Total Common Stock (cost $2,741,858)                                   3,752,637
                                                                       ---------

Exchange Traded Funds - 2.37%
 iShares Russell 2000 Value                                600            93,840
                                                                       ---------
Total Exchange Traded Funds (cost $85,548)                                93,840
                                                                       ---------

                                                        Principal       Market
                                                          Amount        Value

Repurchase Agreements - 2.90%
With BNP Paribas 1.01% 12/1/03
 (dated 11/28/03, collateralized by $44,790
 U.S. Treasury Notes 6.75% due 5/15/05, market
 value $48,234)                                            $47,275   $   47,275
With J. P. Morgan Securities 0.98% 12/1/03
 (dated 11/28/03, collateralized by $20,560
 U.S. Treasury Notes 2.25% due 7/31/04, market
 value $20,868)                                             20,450       20,450
With UBS Warburg 1.01% 12/1/03
 (dated 11/28/03, collateralized by $14,770
 U.S. Treasury Notes 2.00% due 11/30/04, market
 value $15,006, $520 U.S. Treasury Notes 5.50%
 due 2/15/08, market value $577 and $29,550 U.S.
 Treasury Notes 5.625% due 5/15/08, market value $32,651)   47,275       47,275
                                                                     ----------
Total Repurchase Agreements (cost $115,000)                             115,000
                                                                     ----------


Total Market Value of Securities - 100.00%
  (cost $2,942,406)                                                   3,961,477

Liabilities Net of Receivables and Other Assets - 0.00%                    (114)
                                                                     ----------

Net Assets Applicable to 302,926 Shares Outstanding - 100.00%        $3,961,363
                                                                     ==========

Net Asset Value - Delaware Small Cap Contrarian
Fund Class A
 ($12,863 / 983.7 Shares)                                                $13.08
                                                                         ======
Net Asset Value - Delaware Small Cap Contrarian
Fund Institutional Class
 ($3,948,500 / 301,942 Shares)                                           $13.08
                                                                         ======

Components of Net Assets at November 30, 2003:
Shares of beneficial interest (unlimited authorization - no par)     $2,646,118
Undistributed net investment income                                      10,627
Accumulated net realized gain on investments                            285,547
Net unrealized appreciation of investments                            1,019,071
                                                                     ----------
Total net assets                                                     $3,961,363
                                                                     ==========

+Non-income producing security for the year ended November 30, 2003.

Summary of Abbreviation:
REIT - Real Estate Investment Trust


Net Asset Value and Offering Price per Share -
Delaware Small Cap Contrarian Fund
Net asset value Class A (A)                                             $13.08
Sales charge (5.75% of offering price, or 6.12%
 of the amount invested per share) (B)                                    0.80
                                                                        ------
Offering price                                                          $13.88
                                                                        ------

_______________________________
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Delaware Small Cap Contrarian Fund
Statement of Operations
Year Ended November 30, 2003

Investment Income:
Dividends                                                             $33,029
Interest                                                                1,677      $   34,706
                                                                                   ----------

Expenses:
Management fees                                                       $24,025
Trustees' fees                                                          2,223
Registration fees                                                       1,963
Accounting and administration expenses                                  1,371
Dividend disbursing and transfer agent fees and expenses                1,153
Custodian fees                                                            686
Reports and statements to shareholders                                    627
Professional fees                                                         541
Distribution expenses - Class A                                             6
Other                                                                     728          33,323
                                                                      -------
Less expenses absorbed or waived                                                       (9,219)
Less waiver of distribution expenses - Class A                                             (6)
Less expenses paid indirectly                                                             (84)
                                                                                   ----------
Total expenses                                                                         24,014
                                                                                   ----------

Net Investment Income                                                                  10,692
                                                                                   ----------

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments                                                      287,735
Net change in unrealized appreciation/depreciation of investments                     730,117
                                                                                   ----------

Net Realized and Unrealized Gain on Investments                                     1,017,852
                                                                                   ----------

Net Increase in Net Assets Resulting from Operations                               $1,028,544
                                                                                   ==========


See accompanying notes

Delaware Small Cap Contrarian Fund

Statements of Changes in Net Assets

                                                                                Year Ended
                                                                      11/30/03              11/30/02
                                                                     ----------            ----------

Increase (Decrease) in Net Assets from Operations:
Net investment income                                                $   10,692            $   22,348
Net realized gain on investments                                        287,735               149,177
Net change in unrealized appreciation/depreciation of investments       730,117              (140,890)
                                                                     ----------            ----------
Net increase in net assets resulting from operations                  1,028,544                30,635
                                                                     ----------            ----------

Dividends and Distributions to Shareholders from:
Net investment income:
  Institutional Class                                                   (21,293)
                                                                                              (28,045)

Net realized gain on investments:
  Class A                                                                    (1)                   (2)
  Institutional Class                                                  (147,913)             (228,515)
                                                                     ----------            ----------
                                                                       (169,207)             (256,562)
                                                                     ----------            ----------

Capital Share Transactions:
Proceeds from shares sold:
  Class A
  Institutional Class                                                    14,346                     -
                                                                              4                     -


Net asset value of shares issued upon
reinvestment of dividends and distributions:
  Class A                                                                     1                     3
  Institutional Class                                                   169,206               256,560
                                                                     ----------            ----------
                                                                        183,557               256,563
                                                                     ----------            ----------
Cost of shares repurchased:
  Class A                                                                (2,303)                  (15)
                                                                     ----------            ----------
                                                                         (2,303)                  (15)
                                                                     ----------            ----------
Increase in net assets derived from
capital share transactions                                              181,254               256,548
                                                                     ----------            ----------

Net Increase in Net Assets                                            1,040,591                30,621

Net Assets:
Beginning of year                                                     2,920,772             2,890,151
                                                                     ----------            ----------
End of year                                                          $3,961,363            $2,920,772
                                                                     ==========            ==========

See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      Delaware Small Cap Contrarian Fund Class A
                                                     ------------------------------------------------------------------------
                                                                                                                  12/29/98(1)
                                                                                Year Ended                            to
                                                          11/30/03       11/30/02       11/30/01       11/30/00     11/30/99
                                                     ------------------------------------------------------------------------

Net asset value, beginning of period                       $10.290        $11.130         $9.090         $8.930       $8.500

Income from investment operations:
Net investment income(2)                                     0.036          0.079          0.111          0.159        0.104
Net realized and unrealized gain on investments              3.350          0.069          2.082          0.720        0.326
                                                     ------------------------------------------------------------------------
Total from investment operations                             3.386          0.148          2.193          0.879        0.430
                                                     ------------------------------------------------------------------------

Less dividends and distributions from:
Net investment income                                       (0.075)        (0.108)        (0.153)        (0.135)           -
Net realized gain on investments                            (0.521)        (0.880)             -         (0.584)           -
                                                     ------------------------------------------------------------------------
Total dividends and distributions                           (0.596)        (0.988)        (0.153)        (0.719)           -
                                                     ------------------------------------------------------------------------

Net asset value, end of period                             $13.080        $10.290        $11.130         $9.090       $8.930
                                                     ========================================================================

Total return(3)                                             35.19%          1.08%         24.42%         10.56%        5.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $13            $-             $-             $-           $-
Ratio of expenses to average net assets                      0.75%          0.75%          0.75%          0.75%        0.80%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly            1.34%          1.34%          1.18%          1.24%        2.14%
Ratio of net investment income to average net assets         0.33%          0.74%          1.07%          1.81%        1.27%
Ratio of net investment income (loss) to average
  net assets prior to expense limitation and expenses
  paid indirectly                                           (0.26%)         0.15%          0.63%          1.32%       (0.12%)
Portfolio turnover                                             44%            76%            82%           125%          63%


(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Delaware Small Cap Contrarian Fund Institutional Class
                                                      ------------------------------------------------------------------------
                                                                                                                    12/29/98(1)
                                                                                 Year Ended                             to
                                                           11/30/03       11/30/02       11/30/01       11/30/00     11/30/99
                                                      ------------------------------------------------------------------------

Net asset value, beginning of period                        $10.290        $11.130         $9.090         $8.930       $8.500

Income from investment operations:
Net investment income2                                        0.036          0.079          0.111          0.159        0.104
Net realized and unrealized gain on investments               3.350          0.069          2.082          0.720        0.326
                                                      ------------------------------------------------------------------------
Total from investment operations                              3.386          0.148          2.193          0.879        0.430
                                                      ------------------------------------------------------------------------

Less dividends and distributions from:
Net investment income                                        (0.075)        (0.108)        (0.153)        (0.135)           -
Net realized gain on investments                             (0.521)        (0.880)             -         (0.584)           -
                                                      ------------------------------------------------------------------------
Total dividends and distributions                            (0.596)        (0.988)        (0.153)        (0.719)           -
                                                      ------------------------------------------------------------------------

Net asset value, end of period                              $13.080        $10.290        $11.130         $9.090       $8.930
                                                      ========================================================================

Total return3                                                35.19%          1.08%         24.42%         10.56%        5.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $3,948         $2,921         $2,890         $2,322       $2,101
Ratio of expenses to average net assets                       0.75%          0.75%          0.75%          0.75%        0.80%
Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly             1.04%          1.04%          0.88%          0.94%        1.84%
Ratio of net investment income to average net assets          0.33%          0.74%          1.07%          1.81%        1.27%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    0.04%          0.45%          0.93%          1.62%        0.18%
Portfolio turnover                                              44%            76%            82%           125%          63%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to Financial Statements


November 30, 2003

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund (formerly Delaware Retirement Income Fund), Delaware Small Cap Contrarian Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Contrarian Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of November 30, 2003, only Class A and Institutional Class have commenced operations.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. The amount of these expenses was approximately $77 for the year ended November 30, 2003. In addition, the Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2003 were approximately $7. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".



2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on daily average net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets through May 31, 2004.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to the distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares, and 0.60% of the average daily net assets of Class R shares. DDLP has elected voluntarily to waive such distribution and service fees at this time. Institutional Class shares pay no distribution and service expenses.

At November 30, 2003, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC                                $2,037
Dividend disbursing, transfer agent fees,
  accounting and other expenses payable to DSC                             153
Other expenses payable to DMC and affiliates*                              536

*DMC, as part of its administrative services, pays Fund operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, professional fees, custodian fees and trustee fees.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended November 30, 2003, the Fund made purchases of $1,471,632 and sales of $1,347,061 of investment securities other than short-term investments.

At November 30, 2003, the cost of investments for federal income tax purposes was $2,942,430. At November 30, 2003, the net unrealized appreciation was $1,019,047, of which $1,063,083 related to unrealized appreciation of investments and $44,036 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2003 and 2002 was as follows:

                                                      2003                2002
                                                  ----------------------------

Ordinary income                                    $19,145            $116,077
Long-term capital gain                             150,062             140,485
                                                  ----------------------------
Total dividends and distributions                 $169,207            $256,562
                                                  ----------------------------


As of November 30, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                       $2,646,118
Undistributed ordinary income                                           92,348
Undistributed long-term capital gains                                  203,850
Unrealized appreciation of investments                               1,019,047
                                                                    ----------
Net assets                                                          $3,961,363
                                                                    ----------

5. Capital Shares

Transactions in capital shares were as follows:

                                                   Year Ended       Year Ended
                                                    11/30/03          11/30/02
                                                  ----------------------------
Shares sold:
Class A                                                1,177                 -

Shares issued upon
reinvestment of
dividends and distributions:
Institutional Class                                   18,039            24,227
                                                  ----------------------------
                                                      19,216            24,227
                                                  ----------------------------

Shares repurchased:
Class A                                                (195)               (1)
                                                  ----------------------------
                                                       (195)               (1)
                                                  ----------------------------
Net increase                                          19,021            24,226
                                                  ============================

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amount outstanding as of November 30, 2003, or at any time during the year.

7. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests a significant portion of its assets in small and mid-sized companies and may be subject to certain risks associated with ownership of securities of small and mid-sized companies. Investments in small or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence of narrow product lines.

8. Tax Information (unaudited)

The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2003, the Fund designates distributions paid during the year as follows:

         (A)                 (B)
      Long-Term            Ordinary
     Capital Gain           Income           Total              (C)
     Distributions       Distribution    Distributions     Qualifying(1)
      (Tax Basis)        (Tax Basis)      (Tax Basis)        Dividends
      -----------        -----------      -----------        ---------

         89%                 11%             100%               100%

  _____________________________
(A) and (B) are based on a percentage of the Fund's total distributions.
(C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Equity Funds V - Delaware Small Cap Contrarian Fund

We have audited the accompanying statements of net assets of Delaware Small Cap Contrarian Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Small Cap Contrarian Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP

Philadelphia, Pennsylvania
January 2, 2004

Delaware Investments Family of Funds

Board of Trustees/Officers Addendum
A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal           Number of            Other
   Name,                      Position(s)                                   Occupation(s)    Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During         Complex Overseen       Held by
and Birthdate                   Fund(s)               Served                Past 5 Years         by Trustee          Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee as of        at different times at
                                                   May 15, 2003       Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

  December 7, 1938

                                                                             Principal           Number of            Other
   Name,                      Position(s)                                   Occupation(s)    Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During         Complex Overseen       Held by
and Birthdate                   Fund(s)               Served                Past 5 Years         by Trustee          Trustee
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

     Ann R. Leven                Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101      Director - Andy
  2005 Market Street                                                    National Gallery of Art                 Warhol Foundation
   Philadelphia, PA                                                         (1994 - 1999)
      19103                                                                                                         Director -
                                                                                                                  Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive          Mr. Hastings has served in       101            None
    2005 Market Street       Vice President      Vice President        various executive capacities
     Philadelphia, PA              and                 and                 at different times at
         19103               Chief Financial     Chief Financial           Delaware Investments.
                                 Officer          Officer since
    December 19, 1949                            August 21, 2003

   Richelle S. Maestro    Senior Vice President,      4 Years          Ms. Maestro has served in         101            None
   2005 Market Street      Chief Legal Officer                        various executive capacities
    Philadelphia, PA         and Secretary                                at different times at
       19103                                                              Delaware Investments.

   November 26, 1957

   Michael P. Bishof      Senior Vice President       7 Years            Mr. Bishof has served in       101            None
   2005 Market Street         and Treasurer                            various executive capacities
    Philadelphia, PA                                                       at different times at
       19103                                                               Delaware Investments.

   August 18, 1962


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
VALUE-EQUITY                              A member of Lincoln Financial Group(R)












Annual Report 2003
--------------------------------------------------------------------------------
              DELAWARE DIVIDEND INCOME FUND

















[Logo] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS

-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARY                                             3
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statement of Net Assets                                      5

   Statement of Assets and Liabilities                          9

   Statement of Operations                                     10

   Statements of Changes in Net Assets                         11

   Financial Highlights                                        12

   Notes to Financial Statements                               16
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 19
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     20
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2004 Delaware Distributors, L.P.

Portfolio                                          Delaware Dividend Income Fund
  MANAGEMENT REVIEW                                December 10, 2003


Fund Managers

Timothy L. Rabe
Senior Portfolio Manager

Nancy M. Crouse
Senior Portfolio Manager

Damon J. Andres
Portfolio Manager

Q: How did the Fund perform relative to its benchmark and peer group during the fiscal year?
A: Delaware Dividend Income Fund (formerly Delaware Retirement Income Fund) gained +19.45% (Class A shares at net asset value with distributions reinvested) during the 12-month period ended November 30, 2003. The Fund's benchmark, the Standard & Poor's (S&P) 500 Index rose +15.08% during the same period. The Fund's peer group, the Lipper Income Funds Average, rose +12.22% during the fiscal year.

Q: How would you describe your equity outlook at the beginning of the fiscal year?
A: Our outlook for stocks at the onset of the 12-month period was generally optimistic. We believed the economic recovery would likely gather steam in 2003, to the benefit of corporate profitability. We also experienced an environment marked by attractive stock valuations, which favors our value-oriented style of investing. Over the course of the fiscal year, the Fund's exposure to large-cap stocks rose, which benefited performance.

Q: Please explain your equity strategy during the fiscal year.
A: Given our outlook for an economy that continues to strengthen, we favored such market sectors as financials. We experienced a sound return from JP Morgan Chase, a stock that we believed demonstrated a solid balance sheet and dividend yield. We also tended toward economically-sensitive companies. Weyerhaeuser was a stock in this group that performed well. The producer of wood-related products generated an attractive income stream and was well positioned, in our opinion, to benefit from the economy's continued improvement.

Q: Did any common stocks within the Fund underperform relative to your expectations?
A: Some of our healthcare positions turned in sub-par performance that we believed did not reflect the quality of the portfolio's underlying companies. We credit investor uncertainty in part for this circumstance, partially created by proposed changes in Medicare legislation and concerns regarding product patent expirations. We believe the outlook for companies such as Pfizer and Wyeth remain bright, given their solid financial structures, attractive dividend yields, and the potential for earnings acceleration in 2004.

Q: How does the passage of new tax legislation in May 2003 impact the Fund's common stock holdings moving forward?
A: Beyond the relatively immediate effect of lowering the tax rate assessed against dividends for most taxpayers, we believe the legislation dovetails nicely into the trend among corporate leaders for greater managerial and fiscal discipline, as well as their attempt to re-orient how investors are rewarded. The 1990s saw many companies use earnings to buy back their stock in an attempt to increase price through reduced supply.

Lately we have witnessed more companies turning to dividends -- either by starting a dividend or increasing an existing dividend -- as a chief means of returning profits to investors. With tax cuts benefiting most recipients of dividend income, we believe the case for improved dividend distributions moving forward becomes stronger yet. For your Fund, which allocates just over half of its assets to dividend-paying common stocks, these general trends can enhance the total return for companies which generate excess cash flow.

Q: High-yield bonds performed well for the 12-month period. What were some causes for this asset class' performance turnaround?
A: We believe a primary cause for the high-yield bond market rebound was the Federal Reserve's push to add liquidity to the economy. By lowering short-term interest rates, the Fed was attempting to provide incentive for greater bank lending, which in turn puts more money to work in the economy and tends to foster economic expansion. When the prospects for a stronger economy became apparent, investors directed their assets toward securities that particularly benefit from such an environment, including high-yield corporate bonds and high-yield bond mutual funds. High-yield bonds also benefited from generally improving operational conditions throughout the business community. As conditions improved within the asset class, issuing companies tended to extend their debt, and default rates declined from double-digit levels to roughly the five-to-six percent range.

Q: How did you manage the Fund's high-yield bond allocation during the fiscal year?
A: We saw no reason to alter the manner in which we strategically managed the portfolio during the 12-month period. We sought to continue focusing on the lower-rated securities within this asset class, given the availability of attractive yields, as well as the general prospects for improving credit conditions and rising bond prices. We tended to hold a greater weighting in utility bonds, due in part to the presence of "fallen angels" -- high-grade bonds that were downgraded to high-yield status. Given Delaware's fundamental research capabilities, we believe we could identify attractive candidates for acquisition among such bonds given their high income production and potential for appreciation.

Q: Please describe securities that impacted Fund performance during the 12-month period.
A: Issues that provided positive performance for the Fund included Charter Communications. We believe Charter possesses adequate assets with which to cover its liabilities and general operations that continue to show signs of improvement. Upon reaching its target value, we sold all positions of Charter by fiscal year end. Calpine, an independent power producer, likewise has been on the mend, as evidenced by its recent introduction of $3 billion in debt. While our overall return was strong, we held some underperforming securities, too. One was DiGiorgio Foods, which declined in value after losing one of its larger customers. In our opinion, the company possesses adequate liquidity to stage a recovery. Our holdings in Foster Wheeler also underperformed. The company is in the midst of a restructuring with its bondholders. Foster Wheeler was no longer a holding of the Fund at fiscal year-end.

Q: Could you describe how real estate investment trusts (REITs) impacted the Fund's performance?
A: We maintained our conservative approach to the REIT market, focusing on securities with compelling valuations and stable cash flows. For our effort, we were well rewarded, with the portfolio's collection of REITs generating a return in excess of 30 percent for the 12-month period. Strategically, we sought cyclically-oriented securities, such as those in the retail sector. This move contributed positive return versus the NAREIT Equity REIT Index, as did the election to hold a lower position in apartment REITs. An area in which we lost a measure of performance included hotel REITs, although this sector enjoyed a strong third quarter of 2003. Our exposure to the office sector also held back performance due to declining occupancy rates early in the year.

Q: Convertible securities represent the fourth major asset class of the Fund. How well did these hybrid securities perform during the 12-month period?
A: As a percentage of net assets, convertible securities currently represent a smaller asset class within your Fund. However, we believe they play a beneficial role in adding diversification to the portfolio, as well as the ability to generate income and offer the potential for capital appreciation. Our approach to managing the portfolio's convertible securities did not change over the 12-month period -- with our research focused on companies selling at attractive valuations and featuring strong cash flows and balance sheets. Their fiscal year performance within the Fund was in line with the broad equity market, yet with less volatility and a greater income stream.

Delaware
  DIVIDEND INCOME FUND

Fund Basics
As of November 30, 2003

--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.

--------------------------------------------------------------------------------
Total Fund Net Assets:
$16.17 million

--------------------------------------------------------------------------------
Number of Holdings:
169

--------------------------------------------------------------------------------
Fund Start Date:
December 2, 1996

--------------------------------------------------------------------------------
Your Fund Managers:
Damon J. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment-consulting services with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

Nancy M. Crouse has a bachelor's degree from Lafayette College and an MBA from the University of Pittsburgh. She is the consumer growth and consumer staples team leader, a member of the portfolio review team and a co-manager of open and closed end mutual funds. Ms. Crouse began her career in finance at Philadelphia National Bank. Before joining Delaware Investments in 1993, she served as Vice President at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a CFA charterholder and a member of the Philadelphia Society of Financial Analysts.

Timothy L. Rabe is Senior Vice-President/Senior Portfolio Manager of Delaware's high-yield funds. Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A  DDIAX
Class B  DDDBX
Class C  DDICX

Fund Performance
Average Annual Total Returns
Through November 30, 2003                    Lifetime    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 12/2/96)
Excluding Sales Charge                        +10.40%      +7.16%      +19.45%
Including Sales Charge                         +9.47%      +5.90%      +12.59%
--------------------------------------------------------------------------------
Class B (Est. 10/1/03)
Excluding Sales Charge                         +2.51%
Including Sales Charge                         -1.49%
--------------------------------------------------------------------------------
Class C (Est. 10/1/03)
Excluding Sales Charge                         +2.51%
Including Sales Charge                         +1.51%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The cumulative total return for the lifetime period ended November 30, 2003 for Delaware Dividend Income Fund's Class R shares was +2.71%. Class R shares were first made available on October 1, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%.

The average annual total returns for lifetime, five-year and one-year periods ended November 30, 2003 for Delaware Dividend Income Fund's Institutional Class shares were +10.42%, +7.21%, and +19.56%, respectively. Institutional Class shares were first made available on December 2, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Dividend Income Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph on the following page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DDIIX

Nasdaq Class R symbol: DDDRX

Performance of a $10,000 Investment
December 2, 1996 (Fund's inception) through November 30, 2003

                           Delaware Dividend
                         Income Fund -- Class A
        Date                    Shares              S&P 500 Index
            12/2/1996           $ 9,425
           12/31/1996                                   $10,000
           11/30/1997           $13,034                 $12,581
           11/30/1998           $13,323                 $15,892
           11/30/1999           $13,742                 $19,214
           11/30/2000           $14,795                 $18,403
           11/30/2001           $15,368                 $16,154
           11/30/2002           $15,764                 $13,632
           11/30/2003           $18,830                 $15,688

Chart assumes $10,000 invested on December 2, 1996 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance prior to October 1, 2003 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1996. After December 31, 1996, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                          Delaware Dividend Income Fund
  OF NET ASSETS                                    November 30, 2003




                                                       Number of      Market
                                                        Shares     Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock - 52.52%
--------------------------------------------------------------------------------
Banking, Finance & Insurance - 9.67%
   Bank of America                                         2,818   $    212,562
   Friedman Billings Ramsey Group - Class A               12,825        273,814
   JP Morgan Chase                                         8,000        282,880
   KeyCorp                                                11,600        322,364
   Mellon Financial                                        7,200        207,360
   Morgan Stanley                                          4,800        265,344
                                                                   ------------
                                                                      1,564,324
                                                                   ------------
Chemicals - 4.29%
   Air Products & Chemicals                                3,800        182,172
   Dow Chemical                                            7,200        270,360
   Rohm & Haas                                             6,000        240,900
                                                                   ------------
                                                                        693,432
                                                                   ------------
Computers & Technology - 1.28%
   Pitney Bowes                                            5,200        206,700
                                                                   ------------
                                                                        206,700
                                                                   ------------
Consumer Products - 2.63%
   Black & Decker                                          5,200        241,228
   Kimberly-Clark                                          3,400        184,348
                                                                   ------------
                                                                        425,576
                                                                   ------------
Electronics & Electrical Equipment - 2.59%
   Emerson Electric                                        3,900        238,056
   Raytheon                                                6,500        180,115
                                                                   ------------
                                                                        418,171
                                                                   ------------
Energy - 4.36%
   ChevronTexaco                                           2,100        157,710
   Exxon-Mobil                                             6,300        227,871
   Kerr-McGee                                              7,600        319,124
                                                                   ------------
                                                                        704,705
                                                                   ------------
Food, Beverage & Tobacco - 3.68%
   General Mills                                           6,500        292,565
   PepsiCo                                                 6,300        303,156
                                                                   ------------
                                                                        595,721
                                                                   ------------
Healthcare & Pharmaceuticals - 3.25%
   Pfizer                                                  8,600        288,530
   Wyeth                                                   6,000        236,400
                                                                   ------------
                                                                        524,930
                                                                   ------------
Investment Company - 1.38%
   Gladstone Capital                                      10,400        222,872
                                                                   ------------
                                                                        222,872
                                                                   ------------
Paper & Forest Products - 1.34%
   Weyerhaeuser                                            3,800        216,600
                                                                   ------------
                                                                        216,600
                                                                   ------------
REITs - 14.28%
   Apartment Investment & Management                       6,100        207,705
   Camden Property Trust                                   2,900        121,916
   CarrAmerica Realty                                     10,600        308,248
   CBL & Associates Properties                             4,500        253,125
   Crescent Real Estate Equities                          11,500        182,275
   Equity Office Properties Trust                         10,800        299,484
 *+Fieldstone Investment Corporate 144A                   20,000        329,999
  *First Potomac Realty Trust                             11,300        192,100
   Lasalle Hotel Properties                               11,600        210,888
   Ramco-Gershenon Properties                              7,800        203,190
                                                                   ------------
                                                                      2,308,930
                                                                   ------------

                                                       Number of      Market
                                                        Shares     Value (U.S.$)
--------------------------------------------------------------------------------
Common Stock (continued)
--------------------------------------------------------------------------------
Telecommunications - 1.48%
   Verizon Communications                                  7,300   $    239,221
                                                                   ------------
                                                                        239,221
                                                                   ------------
Utilities - 2.29%
   Duke Energy                                             7,100        128,084
   FPL Group                                               3,800        241,490
                                                                   ------------
                                                                        369,574
                                                                   ------------
Total Common Stock (cost $8,263,858)                                  8,490,756
                                                                   ------------
                                                     Principal
                                                   Amount (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds - 15.76%
--------------------------------------------------------------------------------
Aerospace & Defense - 0.13%
  +Armor Holdings 144A 8.25% 8/15/13                     $20,000         21,400
                                                                   ------------
                                                                         21,400
                                                                   ------------
Automobiles & Automotive Parts - 0.71%
  +Advanced Accessory Systems
     144A 10.75% 6/15/11                                  24,000         26,040
   Collins & Aikman 10.75% 12/31/11                       10,000          9,050
   General Motors 8.375% 7/15/33                          21,000         22,943
  +Metaldyne 144A 10.00% 11/1/13                          25,000         24,125
  +United Component 144A 9.375% 6/15/13                   30,000         32,100
                                                                   ------------
                                                                        114,258
                                                                   ------------
Banking, Finance & Insurance - 0.55%
  +Crum & Forster 144A 10.375% 6/15/13                    27,000         29,565
  +Farmers Exchange Capital
     144A 7.20% 7/15/48                                   34,000         29,769
   Finova Group 7.50% 11/15/09                            15,000          8,400
   TIG Holdings 8.125% 4/15/05                            20,000         20,425
                                                                   ------------
                                                                         88,159
                                                                   ------------
Building & Materials - 1.15%
  +Beazer Homes USA 144A 6.50% 11/15/13                   25,000         25,000
  +Lone Star Industries 144A 8.85% 6/15/05                26,000         27,268
   Meritage 9.75% 6/1/11                                  25,000         27,906
   Schuler Homes 10.50% 7/15/11                           30,000         34,462
   Standard-Pacific 9.25% 4/15/12                         17,000         18,955
   Technical Olympic USA 10.375% 7/1/12                   20,000         22,300
   WCI Communities 10.625% 2/15/11                        27,000         30,375
                                                                   ------------
                                                                        186,266
                                                                   ------------
Business Services - 0.11%
   Brickman Group 11.75% 12/15/09                         15,000         17,325
                                                                   ------------
                                                                         17,325
                                                                   ------------
Cable, Media & Publishing - 1.24%
   CSC Holdings 10.50% 5/15/16                            25,000         27,750
   Insight Midwest 10.50% 11/1/10                         25,000         27,375
   Lodgenet Entertainment 9.50% 6/15/13                   30,000         32,774
   Mediacom Broadband 11.00% 7/15/13                      30,000         32,325
   PanAmSat 8.50% 2/1/12                                  25,000         27,313
  +Sheridan Acquisition 144A 10.25% 8/15/11               26,000         27,560
   Vertis 10.875% 6/15/09                                 25,000         25,750
                                                                   ------------
                                                                        200,847
                                                                   ------------
Chemicals - 0.56%
   Huntsman International 9.875% 3/1/09                   25,000         26,937
+++Johnsondiversey 144A 10.67% 5/15/13                    28,000         21,350
   Lyondell Chemical 9.625% 5/1/07                        16,000         16,560
  +Nalco 144A 7.75% 11/15/11                              25,000         26,188
                                                                   ------------
                                                                         91,035
                                                                   ------------

Statement                                          Delaware Dividend Income Fund
  OF NET ASSETS (CONTINUED)


                                                     Principal        Market
                                                   Amount (U.S.$)  Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Computers & Technology - 0.82%
   Amkor Technologies 7.75% 5/15/13                      $15,000   $     16,125
   Cooperative Computing 10.50% 6/15/11                   16,000         17,440
   Lone Star Technologies 9.00% 6/1/11                    10,000          9,750
   Northern Telecom Capital 7.875% 6/15/26                48,000         47,280
  +Stratus Technologies 144A 10.375% 12/1/08              40,000         41,200
                                                                   ------------
                                                                        131,795
                                                                   ------------
Consumer Products - 0.74%
   American Greetings 11.75% 7/15/08                      22,000         25,630
  +Hines Nurseries 144A 10.25% 10/1/11                    30,000         32,625
   Jafra Cosmetics 10.75% 5/15/11                         30,000         32,250
   Salton 10.75% 12/15/05                                 28,000         28,840
                                                                   ------------
                                                                        119,345
                                                                   ------------
Consumer Services - 0.33%
   Alderwoods Group 12.25% 1/2/09                         20,000         22,500
   Corrections Corp of America 7.50% 5/1/11                4,000          4,210
  +Corrections Corp of America 144A
     7.50% 5/1/11                                         25,000         26,313
                                                                   ------------
                                                                         53,023
                                                                   ------------
Energy - 1.84%
   Bluewater Finance 10.25% 2/15/12                       28,000         28,630
   Citgo Petroleum 11.375% 2/1/11                         24,000         27,840
  +Dynegy Holdings 144A 10.125% 7/15/13                   28,000         31,010
   El Paso Natural Gas 7.625% 8/1/10                      26,000         26,260
   Hanover Equipment Trust 8.50% 9/1/08                   29,000         29,725
  +Hilcorp Energy/Finance 144A 10.50% 9/1/10              35,000         38,324
  +Massey Energy 144A 6.625% 11/15/10                     20,000         20,300
   Southern Natural Gas 8.875% 3/15/10                    13,000         14,398
   Tennessee Gas Pipeline 8.375% 6/15/32                  29,000         30,378
   Transcontinental Gas Pipe Line
     6.25% 1/15/08                                        18,000         18,675
     8.875% 7/15/12                                       12,000         14,190
   Williams 8.125% 3/15/12                                17,000         18,445
                                                                   ------------
                                                                        298,175
                                                                   ------------
Environmental Services - 0.39%
   Casella Waste Systems 9.75% 2/1/13                     30,000         33,750
   IESI 10.25% 6/15/12                                    26,000         28,340
                                                                   ------------
                                                                         62,090
                                                                   ------------
Food, Beverage & Tobacco - 1.17%
   B&G Foods 9.625% 8/1/07                                19,000         19,665
  +Commonwealth Brands
     144A 10.625% 9/1/08                                  31,000         33,634
   DiGiorgio 10.00% 6/15/07                               13,000         12,318
  +Le-Natures 144A 9.00% 6/15/13                          10,000         10,400
  +National Beef Packing 144A 10.50% 8/1/11               23,000         25,300
  +O'Charleys 144A 9.00% 11/1/13                          25,000         25,188
  +Pinnacle Foods 144A 8.25% 12/1/13                      35,000         36,049
  +Seminis 144A 10.25% 10/1/13                            25,000         26,656
                                                                   ------------
                                                                        189,210
                                                                   ------------
Healthcare & Pharmaceuticals - 0.32%
   Alliance Imaging 10.375% 4/15/11                       20,000         20,850
   Team Health 12.00% 3/15/09                             29,000         31,538
                                                                   ------------
                                                                         52,388
                                                                   ------------
Home Builders - 0.04%
   DR Horton 9.75% 9/15/10                                 5,000          5,913
                                                                   ------------
                                                                          5,913
                                                                   ------------

                                                     Principal        Market
                                                   Amount (U.S.$)  Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Leisure, Lodging & Entertainment - 0.93%
  +Gaylord Entertainment 144A 8.00% 11/15/13             $20,000   $     20,900
  +Hard Rock Hotel 144A 8.875% 6/1/13                     15,000         15,900
   Herbst Gaming 10.75% 9/1/08                            16,000         18,000
  +Host Marriott 144A 7.125% 11/1/13                      20,000         19,900
  +Imax 144A 9.625% 12/1/10                               15,000         15,600
  +Poster Financial Group 144A 8.75% 12/1/11              25,000         25,719
   Royal Caribbean
     6.875% 12/1/13                                       10,000         10,025
     7.50% 10/15/27                                       25,000         23,969
                                                                   ------------
                                                                        150,013
                                                                   ------------
Metals & Mining - 0.22%
   AK Steel 7.75% 6/15/12                                 21,000         14,280
   United States Steel 10.75% 8/1/08                      19,000         21,233
                                                                   ------------
                                                                         35,513
                                                                   ------------
Packaging & Containers - 0.70%
   AEP Industries 9.875% 11/15/07                         25,000         25,000
   Portola Packaging 10.75% 10/1/05                       24,000         23,880
   Radnor Holdings 11.00% 3/15/10                         26,000         23,855
  +Silgan Holdings 144A 6.75% 11/15/13                    15,000         15,075
  +Tekni-Plex 144A 8.75% 11/15/13                         25,000         25,688
                                                                   ------------
                                                                        113,498
                                                                   ------------
Paper & Forest Products - 0.53%
   Fort James 7.75% 11/15/23                              46,000         45,655
  +Millar Western Forest Products 144A
     7.75% 11/15/13                                       30,000         30,638
   Tembec Industries 8.625% 6/30/09                       10,000          9,975
                                                                   ------------
                                                                         86,268
                                                                   ------------
REITs - 0.12%
   Tanger Properties 9.125% 2/15/08                       18,000         19,755
                                                                   ------------
                                                                         19,755
                                                                   ------------
Retail - 0.38%
   Office Depot 10.00% 7/15/08                            17,000         20,400
   Petco Animal Supplies 10.75% 11/1/11                   22,000         26,070
   Remington Arms 10.50% 2/1/11                           14,000         14,630
                                                                   ------------
                                                                         61,100
                                                                   ------------
Telecommunications - 0.52%
  +Alaska Communications Systems Holdings
     144A 9.875% 8/15/11                                  30,000         31,650
  +Centennial Cellular 144A 10.125% 6/15/13               25,000         26,500
  +Cincinnati Bell 144A 8.375% 1/15/14                    10,000         10,525
  +Eircom Funding 144A 8.25% 8/15/13                       9,000          9,810
  +Level 3 Financing 144A 10.75% 10/15/11                  5,000          5,250
                                                                   ------------
                                                                         83,735
                                                                   ------------
Textiles, Apparel & Furniture - 0.06%
  +Warnaco 144A 8.875% 6/15/13                            10,000         10,200
                                                                   ------------
                                                                         10,200
                                                                   ------------
Transportation & Shipping - 0.72%
   Hornbeck Offshore Services
     10.625% 8/1/08                                       19,000         20,948
   Kansas City Southern Railway
     9.50% 10/1/08                                        25,000         28,156
  +OMI 144A 7.625% 12/1/13                                15,000         15,150
   Overseas Shipholding Group 8.25% 3/15/13               31,000         33,208
  +Seabulk International 144A 9.50% 8/15/13               19,000         19,903
                                                                   ------------
                                                                        117,365
                                                                   ------------

Statement                                          Delaware Dividend Income Fund
  OF NET ASSETS (CONTINUED)


                                                     Principal        Market
                                                   Amount (U.S.$)  Value (U.S.$)
--------------------------------------------------------------------------------
Corporate Bonds (continued)
--------------------------------------------------------------------------------
Utilities - 1.48%
   Avista 9.75% 6/1/08                                   $18,000   $     21,150
  +Calpine 144A 8.75% 7/15/13                             30,000         27,825
   Cogentrix Energy 8.75% 10/15/08                        20,000         20,275
   Elwood Energy 8.159% 7/5/26                             9,454          9,608
   Homer City Funding 8.137% 10/1/19                      23,000         24,351
   Illinois Power 7.50% 6/15/09                           30,000         32,699
   Midland Funding II 11.75% 7/23/05                      16,496         17,898
   Midwest Generation 8.30% 7/2/09                        25,000         25,500
  +MSW Energy Holdings 144A 7.375% 9/1/10                 10,000         10,350
   PSEG Energy Holdings 7.75% 4/16/07                     29,000         30,051
  +Reliant Resources 144A 9.50% 7/15/13                   20,000         20,300
                                                                   ------------
                                                                        240,007
                                                                   ------------
Total Corporate Bonds (cost $2,494,326)                               2,548,683
                                                                   ------------
                                                       Number of
                                                        Shares
--------------------------------------------------------------------------------
Preferred Stock - 4.50%
--------------------------------------------------------------------------------
Energy - 1.28%
   Chesapeake Energy 5.00%                                 2,000        206,500
                                                                   ------------
                                                                        206,500
                                                                   ------------
REITs - 2.36%
   Equity Inns Series B 8.75%                              7,300        194,545
   LaSalle Hotel Properties 10.25%                         3,300         91,575
   Ramco-Gershenson Properties 9.50%                       3,500         96,338
                                                                   ------------
                                                                        382,458
                                                                   ------------
Utilities - 0.86%
   Public Service Enterprise Group 10.25%                  2,400        139,200
                                                                   ------------
                                                                        139,200
                                                                   ------------
Total Preferred Stock (cost $688,685)                                   728,158
                                                                   ------------
                                                     Principal
                                                   Amount (U.S.$)
--------------------------------------------------------------------------------
Convertible Bonds - 4.38%
--------------------------------------------------------------------------------
Banking, Finance & Insurance - 0.72%
   Meristar Hospitality 9.50% 4/1/10                    $100,000        115,875
                                                                   ------------
                                                                        115,875
                                                                   ------------
Cable, Media & Publishing - 1.27%
   Quebecor World USA 6.00% 10/1/07                      200,000        205,500
                                                                   ------------
                                                                        205,500
                                                                   ------------
Computers & Technology - 1.34%
  +Eastman Kodak 144A 3.375% 10/15/33                    200,000        217,000
                                                                   ------------
                                                                        217,000
                                                                   ------------
Leisure, Lodging & Entertainment - 1.05%
  +Regal Entertainment 144A 3.75% 5/15/08                150,000        169,125
                                                                   ------------
                                                                        169,125
                                                                   ------------
Total Convertible Bonds (cost $680,000)                                 707,500
                                                                   ------------

                                                       Number of      Market
                                                        Shares     Value (U.S.$)
--------------------------------------------------------------------------------
Convertible Preferred Stock - 2.24%
--------------------------------------------------------------------------------
Banking, Finance & Insurance - 0.85%
   Chubb 7.00%                                             5,000   $    137,500
                                                                   ------------
                                                                        137,500
                                                                   ------------
Food, Beverage & Tobacco - 1.24%
   Constellation Brands 5.75%                              6,200        199,949
                                                                   ------------
                                                                        199,949
                                                                   ------------
Telecommunications - 0.00%
 **Intermedia Communications 13.50%                            1             31
                                                                   ------------
                                                                             31
                                                                   ------------
Transportation - 0.15%
   Union Pacific Capital Trust 6.25%                         133          6,766
  +Union Pacific Capital Trust
   TIDES 144A 6.25%                                          359         18,265
                                                                   ------------
                                                                         25,031
                                                                   ------------
Total Convertible Preferred Stock
   (cost $324,687)                                                      362,511
                                                                   ------------
                                                     Principal
                                                   Amount (U.S.$)
--------------------------------------------------------------------------------
Foreign Bonds - 0.95%
--------------------------------------------------------------------------------
British Virgin Islands - 0.07%
   Chippac International 12.75% 8/1/09                   $10,000         11,150
                                                                   ------------
                                                                         11,150
                                                                   ------------
Canada - 0.46%
   Ainsworth Lumber 12.50% 7/15/07                        24,000         27,960
  +Hollinger 144A 11.875% 3/1/11                          15,000         16,500
   Pacifica Papers 10.00% 3/15/09                         24,000         25,500
   Rogers Cablesystems 10.00% 3/15/05                      5,000          5,450
                                                                   ------------
                                                                         75,410
                                                                   ------------
France - 0.10%
  +Rhodia 144A 8.875% 6/1/11                              19,000         16,910
                                                                   ------------
                                                                         16,910
                                                                   ------------
Ireland - 0.17%
   Smurfit Capital 7.50% 11/20/25                         28,000         26,880
                                                                   ------------
                                                                         26,880
                                                                   ------------
Sweden - 0.15%
   Stena AB 9.625% 12/1/12                                21,000         23,520
                                                                   ------------
                                                                         23,520
                                                                   ------------
Total Foreign Bonds (cost $152,292)                                     153,870
                                                                   ------------
                                                       Number of
                                                        Shares
--------------------------------------------------------------------------------
Warrant - 0.00%
--------------------------------------------------------------------------------
 *+Solutia 144A                                               12            222
                                                                   ------------
Total Warrant (cost $1,021)                                                 222
                                                                   ------------
                                                     Principal
                                                   Amount (U.S.$)
--------------------------------------------------------------------------------
Repurchase Agreements - 16.72%
--------------------------------------------------------------------------------
   With BNP Paribas 1.01% 12/1/03
     (dated 11/28/03, collateralized by
     $1,052,800 U.S. Treasury Notes 6.75%
     due 5/15/05, market value $1,133,710)            $1,111,100      1,111,100

Statement                                          Delaware Dividend Income Fund
  OF NET ASSETS (CONTINUED)


                                                     Principal        Market
                                                   Amount (U.S.$)  Value (U.S.$)
--------------------------------------------------------------------------------
Repurchase Agreements (continued)
--------------------------------------------------------------------------------
   With J. P. Morgan Securities 0.98% 12/1/03
     (dated 11/28/03, collateralized by
     $483,200 U.S. Treasury Notes 2.25%
     due 7/31/04, market value $490,497)              $  480,800    $   480,800
   With UBS Warburg 1.01% 12/1/03
     (dated 11/28/03, collateralized by
     $347,200 U.S. Treasury Notes 2.00%
     due 11/30/04, market value $352,716,
     $12,200 U.S. Treasury Notes 5.50%
     due 2/15/08, market value $13,555 and
     $694,400 U.S. Treasury Notes 5.625%
     due 5/15/08, market value $767,450)               1,111,100      1,111,100
                                                                    -----------
Total Repurchase Agreements
   (cost $2,703,000)                                                  2,703,000
                                                                    -----------

Total Market Value of Securities - 97.07%
   (cost $15,307,869)                                                15,694,700
Receivables and Other Assets
   Net of Liabilities - 2.93%                                           473,039
                                                                    -----------
Net Assets Applicable to 1,583,669
   Shares Outstanding - 100.00%                                     $16,167,739
                                                                    ===========

Net Asset Value - Delaware Dividend Income Fund
   Class A ($5,820,631 / 570,043 Shares)                                 $10.21
                                                                         ------
Net Asset Value - Delaware Dividend Income Fund
   Class B ($2,124,529 / 208,218 Shares)                                 $10.20
                                                                         ------
Net Asset Value - Delaware Dividend Income Fund
   Class C ($4,340,966 / 425,478 Shares)                                 $10.20
                                                                         ------
Net Asset Value - Delaware Dividend Income Fund
   Class R ($3,042 / 297.7 Shares)                                       $10.22
                                                                         ------
Net Asset Value - Delaware Dividend Income Fund
   Institutional Class ($3,878,571 / 379,632 Shares)                     $10.22
                                                                         ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at November 30, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $15,511,965
Undistributed net investment income                                     191,505
Accumulated net realized gain on investments                             77,438
Net unrealized appreciation of investments                              386,831
                                                                    -----------
Total net assets                                                    $16,167,739
                                                                    ===========

  *Non-income producing security for the year ended November 30, 2003.

 **Non-income producing security. Security is currently in default.

  +Security exempt from registration under Rule 144A of the Securities Act of 1933. See Note 7 in "Notes to Financial Statements."

 ++Step coupon bond.

Summary of Abbreviations:
REITs - Real Estate Investment Trusts
TIDES - Term Income Deferred Equity Securities

Net Asset Value and Offering Price per Share -
  Delaware Dividend Income Fund
Net asset value Class A (A)                                              $10.21
Sales charge (5.75% of offering price,
  or 6.07% of amount invested per share) (B)                               0.62
                                                                         ------
Offering price                                                           $10.83
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement                                          Delaware Dividend Income Fund
  OF ASSETS AND LIABILITIES                        November 30, 2003


Assets:
  Investments at market (cost $15,307,869)                          $15,694,700
  Cash                                                                   30,716
  Subscriptions receivable                                            1,565,380
  Receivables for securities sold                                        57,573
  Dividends receivable                                                   23,639
  Interest receivable                                                    68,554
  Prepaid expenses                                                       46,567
  Due from DMC                                                           25,556
                                                                    -----------
  Total assets                                                       17,512,685
                                                                    -----------

Liabilities:
  Payables for securities purchased                                   1,322,471
  Liquidations payable                                                      200
  Accrued expenses                                                       22,275
                                                                    -----------
  Total liabilities                                                   1,344,946
                                                                    -----------

Total Net Assets                                                    $16,167,739
                                                                    ===========

See accompanying notes

Statement                                          Delaware Dividend Income Fund
  OF OPERATIONS                                    Year Ended November 30, 2003


Investment Income:
  Dividends                                                            $112,549
  Interest                                                              118,770        $231,319
                                                                       --------        --------

Expenses:
  Management fees                                                        27,247
  Distribution expense-- Class A                                            831
  Distribution expense-- Class B                                          1,146
  Distribution expense-- Class C                                          2,165
  Distribution expense-- Class R                                              1
  Reports and statements to shareholders                                 16,335
  Registration fees                                                      15,908
  Custodian fees                                                          4,714
  Trustees' fees                                                          2,102
  Dividend disbursing and transfer agent fees and expenses                1,896
  Professional fees                                                       1,712
  Accounting and administration expenses                                  1,822
  Other                                                                   2,387          78,266
                                                                       --------
  Less expenses absorbed or waived                                                      (42,494)
  Less waiver of distribution expenses-- Class A                                           (146)
  Less expenses paid indirectly                                                            (156)
                                                                                       --------
  Total expenses                                                                         35,470
                                                                                       --------
Net Investment Income                                                                   195,849
                                                                                       --------

Net Realized and Unrealized Gain on investments:
  Net realized gain on investments                                                      115,690
  Net change in unrealized appreciation/depreciation of investments                     433,193
                                                                                       --------
Net Realized and Unrealized Gain on Investments                                         548,883
                                                                                       --------

Net Increase in Net Assets Resulting from Operations                                   $744,732
                                                                                       ========

See accompanying notes

Statements                                         Delaware Dividend Income Fund
  OF CHANGES IN NET ASSETS


                                                                              Year Ended
                                                                       11/30/03        11/30/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                             $   195,849      $  154,220
  Net realized gain on investments                                      115,690          80,901
  Net change in unrealized appreciation/depreciation
    of investments                                                      433,193        (147,989)
                                                                    -----------      ----------
  Net increase in net assets resulting from operations                  744,732          87,132
                                                                    -----------      ----------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                                                 (83)             (1)
    Institutional Class                                                (172,891)       (153,263)
                                                                    -----------      ----------
                                                                       (172,974)       (153,264)
                                                                    -----------      ----------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                           5,863,682           1,218
    Class B                                                           2,117,277              --
    Class C                                                           4,302,013              --
    Class R                                                               3,010              --
    Institutional Class                                                  15,207       3,250,000

  Net asset value of shares issued upon reinvestment of dividends and distributions:
    Class A                                                                  83               1
    Institutional Class                                                 172,891         153,263
                                                                    -----------      ----------
                                                                     12,474,163       3,404,482
                                                                    -----------      ----------
  Cost of shares repurchased:
    Class A                                                             (98,673)             --
    Class B                                                             (12,463)             --
    Class C                                                                (989)             --
    Institutional Class                                                     (15)     (3,369,860)
                                                                    -----------      ----------
                                                                       (112,140)     (3,369,860)
                                                                    -----------      ----------
Increase in net assets derived from capital share transactions       12,362,023          34,622
                                                                    -----------      ----------
Net Increase (Decrease) in Net Assets                                12,933,781         (31,510)

Net Assets:
  Beginning of year                                                   3,233,958       3,265,468
                                                                    -----------      ----------
  End of year                                                       $16,167,739      $3,233,958
                                                                    ===========      ==========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware Dividend Income Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                       11/30/03  11/30/02(1)     11/30/01     11/30/00     11/30/99

Net asset value, beginning of period                                     $9.030       $9.230       $9.600       $9.430      $10.160

Income (loss) from investment operations:
Net investment income(2)                                                  0.450        0.429        0.405        0.403        0.431
Net realized and unrealized gain (loss) on investments                    1.213       (0.196)      (0.041)       0.285       (0.156)
                                                                        -------       ------       ------       ------      -------
Total from investment operations                                          1.663        0.233        0.364        0.688        0.275
                                                                        -------       ------       ------       ------      -------

Less dividends and distributions from:
Net investment income                                                    (0.483)      (0.433)      (0.400)      (0.420)      (0.620)
Net realized gain on investments                                             --           --       (0.334)      (0.098)      (0.385)
                                                                        -------       ------       ------       ------      -------
Total dividends and distributions                                        (0.483)      (0.433)      (0.734)      (0.518)      (1.005)
                                                                        -------       ------       ------       ------      -------

Net asset value, end of period                                          $10.210       $9.030       $9.230       $9.600       $9.430
                                                                        =======       ======       ======       ======      =======

Total return(3)                                                          19.45%        2.58%        3.87%        7.66%        3.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $5,821           $1           --          $24          $22
Ratio of expenses to average net assets                                   0.79%        0.75%        0.75%        0.75%        0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                2.05%        1.30%        1.05%        1.24%        1.17%
Ratio of net investment income to average net assets                      4.69%        4.71%        4.38%        4.22%        4.46%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                3.43%        4.16%        4.08%        3.73%        4.03%
Portfolio turnover                                                         212%         188%          89%          41%          42%

(1) As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout the period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Dividend Income         Delaware Dividend Income
                                                                               Fund Class B                      Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                10/1/03(1)                        10/1/03(1)
                                                                                   to                                to
                                                                                 11/30/03                          11/30/03

Net asset value, beginning of period                                              $9.950                            $9.950

Income from investment operations:
Net investment income(2)                                                           0.051                             0.051
Net realized and unrealized gain on investments                                    0.199                             0.199
                                                                                 -------                           -------
Total from investment operations                                                   0.250                             0.250
                                                                                 -------                           -------

Net asset value, end of period                                                   $10.200                           $10.200
                                                                                 =======                           =======

Total return(3)                                                                    2.51%                             2.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                           $2,125                            $4,341
Ratio of expenses to average net assets                                            1.75%                             1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                         4.10%                             4.10%
Ratio of net investment income to average net assets                               3.65%                             3.65%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                         1.30%                             1.30%
Portfolio turnover                                                                  212%                              212%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout the period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Delaware Dividend Income Fund Class R
------------------------------------------------------------------------------------------------------------------------------------
                                                                                              10/1/03(1)
                                                                                                 to
                                                                                               11/30/03

Net asset value, beginning of period                                                            $9.950

Income from investment operations:
Net investment income(2)                                                                         0.056
Net realized and unrealized gain on investments                                                  0.214
                                                                                               -------
Total from investment operations                                                                 0.270
                                                                                               -------

Net asset value, end of period                                                                 $10.220
                                                                                               =======

Total return(3)                                                                                  2.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                                             $3
Ratio of expenses to average net assets                                                          1.35%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                                       3.70%
Ratio of net investment income to average net assets                                             4.05%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                                       1.70%
Portfolio turnover                                                                                212%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding
throughout each period were as follows:
------------------------------------------------------------------------------------------------------------------------------------
                                                                          Delaware Dividend Income Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Year Ended
                                                                       11/30/03  11/30/02(1)     11/30/01     11/30/00     11/30/99

Net asset value, beginning of period                                     $9.030       $9.230       $9.600       $9.420      $10.150

Income (loss) from investment operations:
Net investment income(2)                                                  0.453        0.429        0.405        0.403        0.431
Net realized and unrealized gain (loss) on investments                    1.220       (0.196)      (0.041)       0.295       (0.156)
                                                                        -------       ------       ------       ------      -------
Total from investment operations                                          1.673        0.233        0.364        0.698        0.275
                                                                        -------       ------       ------       ------      -------

Less dividends and distributions from:
Net investment income                                                    (0.483)      (0.433)      (0.400)      (0.420)      (0.620)
Net realized gain on investments                                             --           --       (0.334)      (0.098)      (0.385)
                                                                        -------       ------       ------       ------      -------
Total dividends and distributions                                        (0.483)      (0.433)      (0.734)      (0.518)      (1.005)
                                                                        -------       ------       ------       ------      -------

Net asset value, end of period                                          $10.220       $9.030       $9.230       $9.600       $9.420
                                                                        =======       ======       ======       ======       ======

Total return(3)                                                          19.56%        2.58%        3.87%        7.78%        3.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $3,879       $3,233       $3,265       $3,145       $2,924
Ratio of expenses to average net assets                                   0.75%        0.75%        0.75%        0.75%        0.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly                1.75%        1.00%        0.75%        0.94%        0.87%
Ratio of net investment income to average net assets                      4.73%        4.71%        4.38%        4.22%        4.46%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly                3.73%        4.46%        4.38%        4.03%        4.33%
Portfolio turnover                                                         212%         188%          89%          41%          42%

(1) As required, effective December 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities. The effect of this change for the year ended November 30, 2002 was a decrease in net investment income per share of $0.048, an increase in net realized and unrealized gain (loss) per share of $0.048, and a decrease in the ratio of net investment income to average net assets of 0.53%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in accounting.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes                                              Delaware Dividend Income Fund
  TO FINANCIAL STATEMENTS                          November 30, 2003


Delaware Group Equity Funds V (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund (formerly Delaware Retirement Income Fund), Delaware Small Cap Contrarian Fund and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Dividend Income Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek to provide high current income and an investment that has the potential for capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq Stock Market, Inc. (NASDAQ) are valued in accordance with the NASDAQ Official Closing Price, which may not be the best sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. The amount of these expenses was approximately $100 for the year ended November 30, 2003. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2003 were approximately $56. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs and extraordinary expenses, do not exceed 0.75% of average daily net assets of the Fund through January 31, 2005.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets

Notes                                              Delaware Dividend Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
of Class R shares. DDLP has contracted to waive distribution and service fees through January 31, 2005 in order to prevent distribution and service fees of Class A shares from exceeding 0.25% of average daily net assets. Prior to October 1, 2003, DDLP elected voluntarily to waive the distribution and service fees of Class A shares. Institutional Class shares pay no distribution and service expenses.

At November 30, 2003, the Fund had receivables from or liabilities payable to affiliates as follows:

  Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC           $ (3,541)
  Other expenses payable to DMC and affiliates*              (7,056)
  Receivable from DMC under expense limitation agreement     25,556

* DMC, as part of its administration services, pays Fund operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, professional fees, custodian fees and trustee fees.

For the year ended November 30, 2003, DDLP earned $29,670 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2003, the Fund made purchases of $18,254,966 and sales of $8,924,731 of investment securities other than short-term investments.

At November 30, 2003, the cost of investments for federal income tax purposes was $15,309,727. At November 30, 2003, the net unrealized appreciation was $384,973, of which $494,244 related to unrealized appreciation of investments and $109,271 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended November 30, 2003 and 2002 was as follows:

                                                         2003           2002
                                                         ----           ----
  Ordinary income                                      $172,974       $153,264

As of November 30, 2003, the components of net assets on a tax basis were as follows:

Shares of beneficial interest                                      $15,511,965
Undistributed ordinary income                                          270,801
Unrealized appreciation of investments                                 384,973
                                                                   -----------
Net assets                                                         $16,167,739
                                                                   ===========

5. Capital Shares
Transactions in capital shares were as follows:
                                                              Year Ended
                                                       11/30/03       11/30/02
Shares sold:
Class A                                                 579,601            142
Class B                                                 209,452             --
Class C                                                 425,577             --
Class R                                                     298             --
Institutional Class                                       1,484        357,536

Shares issued upon reinvestment of
  dividends and distributions:
Class A                                                      10             --
Institutional Class                                      20,198         17,182
                                                      ---------       --------
                                                      1,236,620        374,860
                                                      ---------       --------
Shares repurchased:
Class A                                                  (9,712)            --
Class B                                                  (1,234)            --
Class C                                                     (99)            --
Institutional Class                                          (2)      (370,722)
                                                      ---------       --------
                                                        (11,047)      (370,722)
                                                      ---------       --------
Net increase                                          1,225,573          4,138
                                                      =========       ========

6. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $177,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding at November 30, 2003, or at any time during the year.

7. Credit and Market Risk
The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Fund invests in high-yield fixed-income securities, which carry ratings of BBB or lower by S&P and/or Baa or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in real estate investment trusts (REITs) and is subject to some of the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct holdings during the year ended November 30, 2003. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
                                       17

Notes                                              Delaware Dividend Income Fund
  TO FINANCIAL STATEMENTS (CONTINUED)

8. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2003, the Fund designates distributions paid during the year as follows:



      (A)               (B)
   Long-Term         Ordinary
 Capital Gains        Income              Total             (C)
 Distributions     Distributions       Distributions     Qualifying
  (Tax Basis)       (Tax Basis)         (Tax Basis)       Dividends(1)
 -------------      ------------      --------------    -------------
      --                100%               100%              43%

(A) and (B) are based on a percentage of the Fund's total distributions.

 (C) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
  OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Delaware Group Equity Funds V -- Delaware Dividend
Income Fund

We have audited the accompanying statement of net assets and the statement of assets and liabilities of Delaware Dividend Income Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Dividend Income Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



Ernst + Young LLP


Philadelphia, Pennsylvania
January 2, 2004

Delaware Investments Family of Funds

  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.


                                                                                                  Number of               Other
                                                                             Principal        Portfolios in Fund      Directorships
   Name,                      Position(s)                                   Occupation(s)      Complex Overseen         Held by
  Address                      Held with          Length of Time               During         by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years          or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)         Chairman and          3 Years -           Since August 2000,             83             None
   2005 Market Street            Trustee(4)      Executive Officer   Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
       19103                                      Trustee since        at different times at
                                                   May 15, 2003       Delaware Investments(1)
   March 10, 1963
                                                                       Senior Vice President and
                                                                   Director of Fixed-Income Process -
                                                                       Conseco Capital Management
                                                                       (June 1998 - August 2000)

                                                                          Managing Director -
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 - June 1998)
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

   Walter P. Babich              Trustee              15 Years              Board Chairman -           101             None
   2005 Market Street                                              Citadel Construction Corporation
   Philadelphia, PA                                                        (1989 - Present)
        19103

   October 1, 1927


   John H. Durham                Trustee             24 Years(3)           Private Investor            101       Trustee - Abington
  2005 Market Street                                                                                              Memorial Hospital
  Philadelphia, PA
       19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation


   John A. Fry                   Trustee(4)           2 Years                 President -               83             None
 2005 Market Street                                                    Franklin & Marshall College
 Philadelphia, PA                                                        (June 2002 - Present)
      19103
                                                                        Executive Vice President -
                                                                        University of Pennsylvania
   May 28, 1960                                                          (April 1995 - June 2002)


  Anthony D. Knerr               Trustee              10 Years        Founder/Managing Director -      101             None
 2005 Market Street                                                   Anthony Knerr & Associates
  Philadelphia, PA                                                      (Strategic Consulting)
       19103                                                               (1990 - Present)

December 7, 1938


                                                                                                 Number of               Other
                                                                             Principal       Portfolios in Fund      Directorships
   Name,                      Position(s)                                   Occupation(s)     Complex Overseen         Held by
  Address                      Held with          Length of Time               During        by Trustee/Director   Trustee/Director
and Birthdate                   Fund(s)               Served                Past 5 Years         or Officer           or Officer
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

   Ann R. Leven                  Trustee              14 Years     Treasurer/Chief Fiscal Officer -     101         Director - Andy
 2005 Market Street                                                     National Gallery of Art                    Warhol Foundation
 Philadelphia, PA                                                           (1994 - 1999)
      19103                                                                                                            Director -
                                                                                                                     Systemax Inc.
   November 1, 1940


   Thomas F. Madison             Trustee              9 Years               President/Chief             101          Director -
   2005 Market Street                                                     Executive Officer -                   CenterPoint Energy
   Philadelphia, PA                                                        MLM Partners, Inc.
        19103                                                          (Small Business Investing                 Director - Digital
                                                                            and Consulting)                         River Inc.
                                                                        (January 1993 - Present)
   February 25, 1936                                                                                             Director - Rimage
                                                                                                                   Corporation

                                                                                                                 Director - Valmont
                                                                                                                   Industries, Inc.


   Janet L. Yeomans              Trustee              4 Years           Vice President/Mergers &        101            None
   2005 Market Street                                                 Acquisitions - 3M Corporation
   Philadelphia, PA                                                     (January 2003 - Present)
        19103
                                                                          Ms. Yeomans has held
   July 31, 1948                                                           various management
                                                                       positions at 3M Corporation
                                                                               since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

    Joseph H. Hastings          Executive           Executive        Mr. Hastings has served in         101            None
    2005 Market Street       Vice President      Vice President     various executive capacities
     Philadelphia, PA              and                 and            at different times at
         19103               Chief Financial     Chief Financial      Delaware Investments.
                                 Officer          Officer since
    December 19, 1949                            August 21, 2003

   Richelle S. Maestro     Senior Vice President,   Chief Legal      Ms. Maestro has served in          101            None
   2005 Market Street       Chief Legal Officer    Officer since    various executive capacities
    Philadelphia, PA          and Secretary        March 17, 2003     at different times at
       19103                                                          Delaware Investments.

   November 26, 1957

   Michael P. Bishof         Senior Vice President    7 Years          Mr. Bishof has served in         101            None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments.

   August 18, 1962


(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.


The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                               Affiliated Officers                         Contact Information

Jude T. Driscoll                                Joseph H. Hastings                          Investment Manager
Chairman                                        Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds            Chief Financial Officer                     Philadelphia, PA
Philadelphia, PA                                Delaware Investments Family of Funds
                                                Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                            Delaware International Advisers Ltd.
Board Chairman                                  Richelle S. Maestro                         London, England
Citadel Construction Corporation                Senior Vice President,
King of Prussia, PA                             Chief Legal Officer and Secretary           National Distributor
                                                Delaware Investments Family of Funds        Delaware Distributors, L.P.
John H. Durham                                  Philadelphia, PA                            Philadelphia, PA
Private Investor
Gwynedd Valley, PA                              Michael P. Bishof                           Shareholder Servicing, Dividend
                                                Senior Vice President and Treasurer         Disbursing and Transfer Agent
John A. Fry                                     Delaware Investments Family of Funds        Delaware Service Company, Inc.
President                                       Philadelphia, PA                            2005 Market Street
Franklin & Marshall College                                                                 Philadelphia, PA 19103-7094
Lancaster, PA
                                                                                            For Shareholders
Anthony D. Knerr                                                                            800 523-1918
Managing Director
Anthony Knerr & Associates                                                                  For Securities Dealers and Financial
New York, NY                                                                                Institutions Representatives Only
                                                                                            800 362-7500
Ann R. Leven
Former Treasurer/Chief Fiscal Officer                                                       Web site
National Gallery of Art                                                                     www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN


                                                --------------------------------------------------------------------------------
                                                A description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's website at
                                                http://www.delawareinvestments.com; and (iii) on the Commission's website at
                                                http://www.sec.gov.; and beginning no later than August 31, 2004, information
                                                (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge
                                                (i) through the Fund's website at http://www.delawareinvestments.com; and (ii)
                                                on the Commission's website at http://www.sec.gov.
                                                --------------------------------------------------------------------------------


(8464)                                                       Printed in the USA
AR-129 [11/03] IVES 1/04                                        J9518 EXP: 1/05

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

        Ann R. Leven
        Thomas F. Madison
        Janet L. Yeomans (1)

Item 4. Principal Accountant Fees and Services

        Required only for fiscal years ending after December 15, 2003.

        Not applicable.

Item 5. Audit Committee of Listed Registrants

        Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

        Not applicable.


-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10.   Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


Name of Registrant: Delaware Group Equity Funds V


         Jude T. Driscoll
-------------------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    January 29, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



         Jude T. Driscoll
-------------------------------------
By:      Jude T. Driscoll
Title:   Chairman
Date:    January 29, 2004



         Joseph H. Hastings
-------------------------------------
By:      Joseph H. Hastings
Title:   Chief Financial Officer
Date:    January 27, 2004